As filed with the Securities and Exchange Commission on March 3, 1999.
                                            Securities Act File No._____________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                          Pre-Effective Amendment No.                        [ ]
                          Post-Effective Amendment No.                       [ ]

                         PILGRIM INVESTMENT FUNDS, INC.
           (formerly known as Pilgrim America Investment Funds, Inc.)
               (Exact Name of Registrant as Specified in Charter)

             40 North Central Avenue, Suite 1200, Phoenix, AZ 85004
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 334-3436
                  (Registrant's Area Code and Telephone Number)

                             James M. Hennessy, Esq.
                            Pilgrim Investments, Inc.
                       40 North Central Avenue, Suite 1200
                                Phoenix, AZ 85004
                     (Name and Address of Agent for Service)

                                 With copies to:
Jeffrey S. Puretz, Esq.           E. Blake Moore, Jr.              Joseph B. Kittredge, Jr.
Dechert Price & Rhoads    Nicholas-Applegate Capital Management        Ropes & Gray
1775 Eye Street, N.W.        600 West Broadway, Suite 2900        One International Place
Washington, D.C. 20006           San Diego, CA 92101                  Boston, MA 02110

                            ------------------------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

--------------------------------------------------------------------------------

       It is proposed that this filing will become effective on April 2, 1999 pursuant to Rule 488 under the Securities Act of 1933.

--------------------------------------------------------------------------------

      No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under
                 the Investment Company Act of 1940, as amended.

================================================================================

                     NICHOLAS-APPLEGATE HIGH YIELD BOND FUND
                      (Renamed Pilgrim High Yield Fund II)
                                600 West Broadway
                           San Diego, California 92101
                                 (800) 626-8383

                                 March __, 1999

Dear Shareholder:

Your Board of Trustees has called a Special Meeting of Shareholders of the Nicholas-Applegate High Yield Bond Fund (which has been renamed Pilgrim High Yield Fund II) to be held at 9:00 a.m., local time, on May 21, 1999 at the offices of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), 600 West Broadway, San Diego, California.

     The Board of Trustees has approved a reorganization of the Nicholas-Applegate High Yield Bond Fund into the Pilgrim High Yield Fund, which is managed by Pilgrim Investments, Inc. and is part of the Pilgrim family of funds. The Pilgrim High Yield Fund has investment objectives and policies that are similar in many respects to those of the Nicholas-Applegate High Yield Bond Fund, although there are some differences, and is older and larger than the Nicholas-Applegate High Yield Bond Fund. In a related transaction, on January 28, 1999, Nicholas-Applegate Capital Management and Nicholas-Applegate Securities entered into an agreement with Pilgrim America Capital Corporation and Pilgrim Investments pursuant to which a number of the Nicholas-Applegate Mutual Funds other than the High Yield Bond Fund will, subject to shareholder approval, become part of the Pilgrim family of funds.

     You are being asked to vote on an Agreement and Plan of Reorganization to approve the reorganization of the Nicholas-Applegate High Yield Bond Fund into the Pilgrim High Yield Fund. The accompanying document describes the proposed transaction and compares the policies and expenses of the funds for your evaluation.

     After careful consideration, the Board of Trustees unanimously approved this proposal and recommended that shareholders vote "FOR" the proposal.

     Formal notice of the Meeting appears on the next page, followed by the Proxy Statement/Prospectus. We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy in the envelope provided at your earliest convenience.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN MAY __, 1999.

Nicholas-Applegate High Yield Bond Fund is using D.F. King & Co., a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not already heard from you, you may receive a telephone call from D.F. King & Co. reminding you to exercise your right to vote.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                   Sincerely,



                                   Arthur E. Nicholas
                                   President

                     NICHOLAS-APPLEGATE HIGH YIELD BOND FUND
                      (Renamed Pilgrim High Yield Fund II)
                                600 West Broadway
                           San Diego, California 92101
                                 (800) 626-8383


                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                     NICHOLAS-APPLEGATE HIGH YIELD BOND FUND
                           TO BE HELD ON MAY 21, 1999

To the Shareholders:

A Special Meeting of Shareholders of the Nicholas-Applegate High Yield Bond Fund (which has been renamed Pilgrim High Yield Fund II), a series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds) ("NAMF"), will be held on May 21, 1999 at 9:00 a.m., local time, at the offices of NAMF, 600 West Broadway, San Diego, California 92101 for the following purposes:

     1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all or substantially all of the assets of Nicholas-Applegate High Yield Bond Fund by the Pilgrim High Yield
          Fund, in exchange for shares of common stock of Pilgrim High Yield Fund and the assumption by Pilgrim High Yield Fund of all of the liabilities of Nicholas-Applegate High Yield Bond Fund; and

     2. To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof.

     Shareholders of record at the close of business on March 4, 1999 are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

                        By Order of the Board of Trustees


                        E. Blake Moore, Secretary

March __, 1999

                                TABLE OF CONTENTS

Introduction..........................................................   1
Summary...............................................................   3
Investment Objectives and Policies....................................   6
     Comparison Of Objectives And Primary Investments.................   6
     Comparison Of Risks..............................................   7
     Comparison Of Portfolio Characteristics..........................   8
     Comparison Of Securities And Investment Techniques...............  10
Comparison of Fees and Expenses.......................................  13
Additional Information About Pilgrim High Yield Fund..................  18
Information About The Reorganization..................................  19
Additional Information About The Funds................................  22
General Information...................................................  24
Appendix A............................................................ A-1
Appendix B............................................................ B-1
Appendix C............................................................ C-1
Appendix D............................................................ D-1

                           PROXY STATEMENT/PROSPECTUS

                                 March __, 1999

                    NICHOLAS-APPLEGATE HIGH YIELD BOND FUND,*
                   a series of Nicholas-Applegate Mutual Funds

                       relating to the reorganization into

                            PILGRIM HIGH YIELD FUND,
                   a series of Pilgrim Investment Funds, Inc.
                             40 North Central Avenue
                             Phoenix, Arizona 85004
                                 (800) 992-0180

                                  INTRODUCTION

     This Proxy Statement/Prospectus provides you with information about a proposed transaction in which all or substantially all of the assets of Nicholas-Applegate High Yield Bond Fund (renamed Pilgrim High Yield Fund II) would be transferred to Pilgrim High Yield Fund, in exchange for shares of Pilgrim High Yield Fund and the assumption by Pilgrim High Yield Fund of all of Nicholas-Applegate High Yield Bond Fund's liabilities (the "Reorganization"). Nicholas-Applegate High Yield Bond Fund would distribute to its shareholders the shares of Pilgrim High Yield Fund received by it in the Reorganization, and would be liquidated. You would receive shares of Pilgrim High Yield Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of Nicholas-Applegate High Yield Bond Fund held by you as of the close of business on the business day preceding the closing of the Reorganization. You are being asked to vote on the Agreement and Plan of Reorganization through which these transactions would be accomplished.

     Because shareholders of Nicholas-Applegate High Yield Bond Fund are being asked to approve a transaction that will result in their holding shares of Pilgrim High Yield Fund, this Proxy Statement also serves as a Prospectus for Pilgrim High Yield Fund.

     This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about Pilgrim High Yield Fund that you should know before investing. A Statement of Additional Information dated March __, 1999, containing additional information about the Reorganization and the parties, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Statement of Additional Information is available upon request by calling
(800) 992-0180.

     For a more detailed discussion of the investment objectives, policies, restrictions and risks of Pilgrim High Yield Fund, see the prospectus for the Pilgrim Funds dated November 1, 1998 (the "Pilgrim Prospectus"), and the Statement of Additional Information for Pilgrim High Yield Fund dated November 1, 1998, each of which may be obtained without charge by calling (800) 992-0180. For a more detailed discussion of the investment objectives, policies,

----------
* On March 15, 1999, the name of Nicholas-Applegate High Yield Bond Fund was changed to Pilgrim High Yield Fund II, and the name of Nicholas-Applegate Mutual Funds was changed to Pilgrim Mutual Funds. However, to avoid confusion, they are referred to in this Proxy Statement/Prospectus by their prior names. Despite these changes, Nicholas-Applegate Capital Management will remain the investment advisor to the Nicholas-Applegate High Yield Bond Fund until shareholders approve either the Reorganization or the proposal in a separate proxy to approve Pilgrim Investments, Inc. as the advisor to the Fund.

restrictions and risks of Nicholas-Applegate High Yield Bond Fund, see the prospectuses and Statements of Additional Information for the Nicholas-Applegate Mutual Funds (the "Nicholas-Applegate Prospectus"), each dated July 24, 1998 for Class Q Shares and September 18, 1998 for Class A, B and C Shares, which are incorporated herein by reference and copies of which may be obtained without charge by calling (800) 992-0180. In addition, Pilgrim High Yield Fund and Nicholas-Applegate High Yield Bond Fund each provides periodic reports to its shareholders which highlight certain important information about the Fund, including investment results and financial information. The semi-annual report for Pilgrim High Yield Fund dated December 31, 1998 is included herewith and incorporated herein by reference. You may receive a copy of the most recent annual report for either Fund and a copy of any more recent semi-annual report, without charge, by calling (800) 992-0180.

     THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

     The following is a summary of certain information contained in this Proxy Statement/ Prospectus. Shareholders should read this entire Proxy
Statement/Prospectus carefully, and for more information should consult the Pilgrim Prospectus, the Nicholas-Applegate Prospectus, and the Agreement and Plan of Reorganization, which is attached hereto as Appendix A.

     THE PROPOSED REORGANIZATION. The Board of Trustees of Nicholas-Applegate Mutual Funds approved on February 19, 1999 an Agreement and Plan of Reorganization (the "Reorganization Agreement"). Subject to its approval by the shareholders of Nicholas-Applegate High Yield Bond Fund, the Reorganization Agreement provides for (a) the transfer of all or substantially all of the assets of Nicholas-Applegate High Yield Bond Fund to Pilgrim High Yield Fund, in exchange for shares of Pilgrim High Yield Fund and the assumption by Pilgrim High Yield Fund of all of the liabilities of Nicholas-Applegate High Yield Bond Fund; and (b) the distribution of the Pilgrim High Yield Fund shares to the shareholders of Nicholas-Applegate High Yield Bond Fund in complete liquidation of Nicholas-Applegate High Yield Bond Fund (the "Reorganization"). The Reorganization is expected to occur on May 21, 1999, or on a later date as the parties may agree (the "Closing"). Pilgrim Investments, Inc., the Investment Manager of Pilgrim High Yield Fund, will bear the expenses of the Reorganization.

     As a result of the Reorganization, each shareholder of Class A, Class B, Class C and Class Q Shares of Nicholas-Applegate High Yield Bond Fund would become a shareholder of the same Class of Pilgrim High Yield Fund. Each shareholder would hold, immediately after the Closing, shares of each Class of Pilgrim High Yield Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of that same Class of Nicholas-Applegate High Yield Bond Fund held by that shareholder as of the close of business on the business day preceding the Closing.

     Approval of the Reorganization Agreement requires the affirmative vote of the lesser of (i) 67% or more of the shares of Nicholas-Applegate High Yield Bond Fund present or represented at the meeting, if more than 50% of the shares of Nicholas-Applegate High Yield Bond Fund are present or represented by proxy, or (ii) more than 50% of the shares of Nicholas-Applegate High Yield Bond Fund.

     Shareholders of Nicholas-Applegate High Yield Bond Fund are also being asked to vote in a separate proxy statement to approve Pilgrim Investments, Inc. as investment manager to Nicholas-Applegate High Yield Bond Fund. If the Reorganization Agreement is not approved, but that other proposal is approved, Pilgrim Investments, Inc. will become the investment manager to Nicholas-Applegate High Yield Bond Fund. If neither proposal is approved, Nicholas-Applegate High Yield Bond Fund will continue in existence and will continue to be managed by Nicholas-Applegate Capital Management, unless the Board of Trustees approves other action.

     AFTER CAREFUL CONSIDERATION, NICHOLAS-APPLEGATE MUTUAL FUNDS' BOARD OF TRUSTEES UNANIMOUSLY APPROVED THIS PROPOSAL AND RECOMMENDED SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

     INVESTMENT OBJECTIVES AND POLICIES. The investment objectives and policies of the Funds are similar in many respects, although there are some differences. Pilgrim High Yield Fund's primary investment objective is to seek a high level of current income, and its secondary objective is capital appreciation, with preservation of capital as a consideration. The investment objective of Nicholas-Applegate High Yield Bond Fund is a high level of current income and capital growth. Each Fund normally seeks its objectives by investing primarily in high yield debt securities.

     EXPENSES. The operating expenses of Pilgrim High Yield Fund, expressed as a ratio of expenses to average daily net assets ("expense ratio") currently are the same as those of Nicholas-Applegate High Yield Bond Fund, except that the net expenses for Class A shares are 0.10% lower for Pilgrim High Yield Fund. The Funds each have the same management fee at an annual rate of 0.60% of the Fund's average daily net assets. The fees for distribution and shareholder servicing for Pilgrim High Yield Fund are the same as Nicholas-Applegate High Yield Fund, with the exception of Class A, for which they are 0.10% lower for Pilgrim High Yield Fund. The sales load structure for the Funds is also substantially the same.

         Expense limitation arrangements are in place for both funds, under which the adviser for each Fund limits the ordinary operating expenses borne by the Fund. Without these expense limitation arrangements, the expense ratio for each Class of Pilgrim High Yield Fund would have been lower than the expense ratio for the same Class of Nicholas-Applegate High Yield Bond Fund. For the calendar year ended December 31, 1998, for example, the expense ratio for Class A shares would have been 1.11% for Pilgrim High Yield Fund and 1.61% for Nicholas-Applegate High Yield Bond Fund. Effective January 1, 2000 and continuing for at least two years from the date of the Reorganization, the expense limitation for Pilgrim High Yield Fund will increase by 0.10% for each Class, at which time the expense limit will be 1.10% for Class A and Class Q shares, and 1.85% for Class B and Class C shares. As a result, the expense limit from January 1, 2000 through the second anniversary of the Reorganization will be the same as the current expense limit on Class A shares of Nicholas-Applegate High Yield Bond Fund and 0.10% higher than the current expense limit on Class B, Class C and Class Q shares of Nicholas-Applegate High Yield Bond Fund. This does not necessarily mean that ordinary operating expenses will increase on and after January 1, 2000; these expenses would increase only if at that time they exceed the levels of the current expense limitations.

     INVESTMENT MANAGER. Pilgrim Investments,  Inc. ("Pilgrim Investments"),
40 North Central Avenue, Phoenix, Arizona 85004, is the investment manager to Pilgrim High Yield Fund. Nicholas-Applegate Capital Management, 600 West Broadway, San Diego, California 92101 serves as investment adviser for Nicholas-Applegate High Yield Bond Fund. After the Reorganization, Pilgrim Investments would continue to manage the Pilgrim High Yield Fund, which would include the assets from the Nicholas-Applegate fund.

     PURCHASE, REDEMPTION, AND EXCHANGE INFORMATION. The purchase, redemption and exchange procedures and privileges for Nicholas-Applegate High Yield Bond Fund and Pilgrim High Yield Fund are similar in many respects, but there are some differences. Despite these differences, the contingent deferred sales load structure and conversion characteristics of the Nicholas-Applegate High Yield Bond Fund shares held by you at the Reorganization will apply to the Pilgrim High Yield Fund shares issued to you in the Reorganization, and the period that you held the Nicholas-Applegate High Yield Bond Fund shares will be included in the holding period of the Pilgrim High Yield Fund shares for purposes of calculating contingent deferred sales charges and determining conversion rights.

     Purchases of shares of Pilgrim High Yield Fund after the Reorganization will be subject to the sales load structure and conversion characteristics of Pilgrim High Yield Fund. Certain other Nicholas-Applegate Mutual Funds are also expected to become part of the Pilgrim family of funds at approximately the time of the Reorganization. After the Reorganization, you will continue to be able to exchange into those funds, and will also be able to exchange into existing Pilgrim funds that offer the same class of shares that you wish to exchange.

     FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION. The Funds expect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by Nicholas-Applegate High Yield Bond Fund or its shareholders as a result of the Reorganization. See "Information About The Reorganization - Tax Considerations."

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives, policies and restrictions of the Funds are similar in many respects, although there are certain differences between them. There can be no assurance that either Fund will achieve its stated objectives.

COMPARISON OF OBJECTIVES AND PRIMARY INVESTMENTS

     The investment objectives of both Funds are substantially the same. Both Funds seek a high level of current income. Nicholas-Applegate High Yield Bond Fund also seeks capital growth, while Pilgrim High Yield Fund has capital appreciation as a secondary objective, with preservation of capital as a consideration. Each Fund normally invests at least 65% of its assets in high yield debt securities, which are commonly referred to as "junk bonds," including convertible securities and, for Pilgrim High Yield Fund, preferred stock. Pilgrim High Yield Fund invests in high yield securities that do not, in the opinion of Pilgrim Investments, involve undue risk relative to their expected return characteristics. Each Fund is diversified.

     For both Funds, assets not invested in high yield securities may be invested in common stocks. In addition, Pilgrim High Yield Fund may invest in preferred stocks and other debt obligations rated Baa or better by Moody's Investor Services, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P"), U.S. Government securities, warrants, money market instruments, including repurchase agreements on U.S. Government securities, mortgage-related securities, financial futures and related options, and participation interests and assignments in floating rate loans and notes. Nicholas-Applegate High Yield Bond Fund may also invest in options, futures contracts and interest rate and currency swaps. Both Funds may invest in short-term, high-quality debt instruments for liquidity and temporary defensive purposes.

     In pursuing Pilgrim High Yield Fund's objectives, Pilgrim Investments seeks to identify situations in which the rating agencies have not fully perceived the value of the security. In selecting high yield securities for Nicholas-Applegate High Yield Bond Fund, Nicholas-Applegate Capital Management uses a combination of "top-down" analysis of economic trends and "bottom-up" analysis of the financial condition and competitiveness of individual companies, and analyzes credit quality, the yield to maturity of the security, and the effect the security will have on the average yield to maturity of the Fund.

     Generally, Pilgrim High Yield Fund will invest in securities rated no lower than B by Moody's or S&P, unless Pilgrim Investments believes the financial condition of the issuer or other available protections reduce the risk to the Fund. For example, the Fund may invest in such a security if Pilgrim Investments believes the issuer's assets are sufficient for the issuer to repay its outstanding obligations. Nevertheless, the Fund may invest in securities rated lower than B if Pilgrim Investments perceives greater value in these securities than it believes is reflected in their prevailing market price. Nicholas-Applegate High Yield Bond Fund does not have any policies that limit investments in securities rated below B. The average credit quality of Nicholas-Applegate High Yield Bond Fund's portfolio has generally been lower than that of Pilgrim High Yield Fund.

     Following the Reorganization, in the ordinary course of its business as a regulated investment company, Pilgrim Investments may sell certain of the holdings of Nicholas-Applegate High Yield Bond Fund that were transferred to Pilgrim High Yield Fund in connection with the Reorganization in order to restructure the portfolio consistent with Pilgrim High Yield Fund's investment policies. Such sales may result in increased transaction costs for Pilgrim High Yield Fund, and in the realization of taxable capital gains.

COMPARISON OF RISKS

     Because the Funds share similar investment objectives and policies, the risks of an investment in Pilgrim High Yield Fund are substantially similar to the risks of an investment in Nicholas-Applegate High Yield Bond Fund. The principal risk of an investment in either Fund is fluctuation in the net asset value of the Fund's shares. Market conditions, financial conditions of issuers represented in the portfolio, investment policies, portfolio management, and other factors affect such fluctuations.

     Each Fund is subject to credit risk. An issuer of a security held by a Fund may default, become bankrupt or become unable to meet a financial obligation, thereby decreasing the value of the Fund's holdings. Risk of default or bankruptcy may be greater in periods of economic uncertainty or recession. High yield securities are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments, and generally present a greater risk of default on payment of principal and interest by the issuer than higher rated securities. The average credit quality of Nicholas-Applegate High Yield Bond Fund's portfolio has generally been somewhat lower than that of Pilgrim High Yield Fund, so the Nicholas-Applegate High Yield Bond Fund may be subject to somewhat greater levels of credit risk.

     Each Fund is also subject to interest rate risk. For each Fund, the value of the Fund's investments may fluctuate with changes in interest rates. Generally, when interest rates rise the value of debt securities will fall, and when interest rates fall the value of debt securities will increase.

     Certain risks associated with an investment in Pilgrim High Yield Fund are summarized below in "Comparison of Securities and Investment Techniques."

COMPARISON OF PORTFOLIO CHARACTERISTICS

     The following table compares certain characteristics of the portfolios of the Funds as of December 31, 1998:

                               PILGRIM HIGH YIELD         NICHOLAS-APPLEGATE HIGH YIELD
                               ------------------         -----------------------------
Net Assets                         $385,447,870           $95,027,888

Number of Holdings                      86                    83

Average Credit Quality

Average Remaining Maturity of
High Yield Securities                8.35 years             7.78 years
Portfolio Turnover
Rate (12 months ended 12/31/98)       161%                  262%

As a percentage of net assets:
 Foreign Securities                     0%
 Mortgage-Related Securities            0%
 U.S. Government Securities             0%
 Zero Coupon Bonds                      0%
 Issue Sizes < $100 million            __%
 Borrowings                             0%
 Issues Paid in Cash                   __%

Top 5 Industries          Communications          17.3%    Communications           23.4%
(as a % of net assets)    Retail                  10.7%    Broadcasting             10.7%
                          Gaming                   4.9%    Entertainment             7.7%
                          Media                    4.8%    Financial Services        6.3%
                          Automotive               4.7%    Internet Services         6.3%

Top 10 Holdings           JH Heafner Co.           2.5%    United Rentals, Inc.      4.9%
(as a % of net assets)    Bally Total Fitness              Winstar Communications    4.1%
                           Holdings                2.3%    Fox Family Worldwide      3.5%
                          CSK Automotive, Inc.     2.2%    Trans World Airlines      3.2%
                          Caesars World            2.1%    Atlas Air, Inc.           3.2%
                          United Rentals, Inc.     2.1%    Crown Castle Int'l.       3.1%
                          Imperial Holly Corp.     2.0%    SFX Entertainment         3.0%
                          Paragon Holdings         2.0%    Resource America, Inc.    2.5%
                          Regal Cinemas, Inc.      1.9%    Echostar Comm. Corp.      2.4%
                          Nextlink Communications  1.9%    Orbcomm Global LP         2.2%
                          Pegasus Communications   1.8%

     For the calendar years ended December 31, 1997 and 1998, the average weighted percentage of each Fund's assets invested in securities with the following ratings (based on month-end holdings) were:

      S&P RATING           PILGRIM HIGH YIELD      NICHOLAS-APPLEGATE HIGH YIELD
      ----------          --------------------     -----------------------------
                          1997          1998          1997              1998
                          ----          ----          ----              ----
      BBB
        RATED                0%            0%          __%                 0%
        UNRATED*            __%           __%          __%                 0%
      BB or higher
        RATED             6.95%         8.39%          __%                 9%
        UNRATED*            __%           __%          __%                 0%
      B
        RATED            58.99%        61.84%          __%             56.36%
        UNRATED*            __%           __%          __%                 0%
      CCC
        RATED             2.83%         1.98%          __%             10.99%
        UNRATED*            __%           __%          __%                 0%
      CC
        RATED                0%            0%          __%              0.86%
        UNRATED*            __%           __%          __%                 0%
      C
        RATED                0%            0%          __%                 0%
        UNRATED*            __%           __%          __%                 0%
      D
        RATED                0%            0%          __%                 0%
        UNRATED*            __%           __%          __%             13.97%

----------
     * Deemed by the investment adviser to be equivalent to the same rating during the relevant period. For a discussion of the S&P ratings, see Appendix C.

RELATIVE PERFORMANCE

     The following table shows, for each calendar year since 1989, the average annual total return for (a) Class A shares of the Pilgrim High Yield Fund, (b) Class A shares of the Nicholas-Applegate High Yield Bond Fund for the period from the commencement of that Fund, and (c) the Lehman High Yield Index. The Lehman High Yield Index has an inherent performance advantage over the Funds, since it has no cash in its portfolio and incurs no operating expenses. An investor cannot invest directly in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

      CALENDAR      PILGRIM HIGH        NICHOLAS-APPLEGATE      LEHMAN HIGH
     YEAR ENDED      YIELD FUND        HIGH YIELD BOND FUND*    YIELD INDEX
     ----------      ----------        ---------------------    -----------
      12/31/89      1.87%                      --                   0.83%
      12/31/90     (9.49)                      --                  (9.59)
      12/31/91     29.44                       --                  46.18
      12/31/92     16.19                       --                  15.75
      12/31/93     18.52                       --                  17.12
      12/31/94     (1.55)                      --                  (1.03)
      12/31/95     17.71                       --                  19.17
      12/31/96     15.76                      5.89%**              11.35
      12/31/97     14.98                     15.33                 12.76
      12/31/98     (2.96)                    (0.32)                 1.87

----------
     * Performance for Class A shares of the Nicholas-Applegate High Yield Bond Fund for periods prior to March 27, 1998, the date on which that Fund first offered A shares, is based upon the performance of the Institutional Class shares of the Fund, which were first offered on July 31, 1996, as restated to reflect the higher fees and expenses of Class A shares, excluding the deduction of sales charges.

     **   From commencement of operations, July 31, 1996. Unannualized.

     As shown above, Nicholas-Applegate High Yield Bond Fund outperformed Pilgrim High Yield Fund for certain periods since the inception of Nicholas-Applegate High Yield Bond Fund. However, it should be noted that, as discussed above, the average credit quality of Nicholas-Applegate High Yield Bond Fund's portfolio generally has been somewhat lower, and therefore, somewhat more speculative, than that of Pilgrim High Yield Fund for the same periods. Generally, Pilgrim High Yield Fund has been managed in recent years to invest significantly in the more highly rated securities in the high yield universe than many other high yield bond funds, and has not used certain strategies that could increase credit or other risk. In particular, in recent years, Pilgrim High Yield Fund has not invested in foreign securities, zero coupon bonds, securities that pay interest in assets other than cash (such as pay-in-kind bonds), or securities from small offerings, i.e., those that raise less than $100 million.

COMPARISON OF SECURITIES AND INVESTMENT TECHNIQUES

     The following is a summary of the types of securities in which the Funds may invest and strategies the Funds may employ in pursuit of their investment objectives. As with any security, an investment in a Fund's shares involves certain risks, including loss of principal. The Funds are subject to varying degrees of financial, market and credit risk.

     HIGH YIELD SECURITIES. Each Fund normally invests at least 65% of its assets in high yield securities, which are high yield/high risk debt securities that are rated lower than Baa by Moody's or BBB by S&P, or if not rated by Moody's or S&P, of equivalent quality ("High Yield Securities"). High Yield Securities generally provide greater income and increased opportunity for capital appreciation than higher quality debt securities, but they also typically entail greater potential price volatility and credit risk.

     High Yield Securities are not considered to be investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of High Yield Securities tend to be more sensitive to adverse economic downturns or individual corporate developments than higher-rated investments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in High Yield Securities prices. The market prices of High Yield Securities structured as zero-coupon or pay-in-kind securities may be affected to a greater extent by interest rate changes.

     High Yield Securities are generally less liquid than higher grade bonds. Less liquidity could adversely affect the price at which a Fund could sell a High Yield Security, and could adversely affect the daily net asset value of the Fund's shares. At times of less liquidity, it may be more difficult to value High Yield Securities.

     CORPORATE DEBT SECURITIES. Each Fund may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument.

     MORTGAGE-RELATED SECURITIES. Each Fund may invest in mortgage-related securities. Pilgrim High Yield Fund may invest up to 35% of its total assets in mortgage-related securities. Nicholas-Applegate High Yield Bond Fund has no limit on the percentage of its assets that may be invested in such securities.

     Investments in mortgage-related securities involve certain risks. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline, and may decline more rapidly as the underlying mortgages are less likely to be prepaid; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The mortgage loans underlying a mortgage-backed security will be subject to normal principal amortization, and may be prepaid prior to maturity due to the sale of the underlying property, the refinancing of the loan or foreclosure. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund.

     U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government securities. U.S. Government securities include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. While U.S. Government securities provide substantial protection against credit risk, they do not protect investors against price declines in the securities due to changing interest rates.

     FOREIGN SECURITIES. Pilgrim High Yield Fund may invest up to 10% of its total assets in debt obligations (including preferred stocks) issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depositary Receipts. These securities may be denominated in either U.S. dollars or in non-U.S. currencies. There is no limit on the percentage of Nicholas-Applegate High Yield Bond Fund's assets that may be invested in foreign securities, and they may be denominated in either U.S. dollars or other currencies.

     There are certain risks in owning foreign securities, including those resulting from: (i) fluctuations in currency exchange rates; (ii) devaluation of currencies; (iii) political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; (iv) reduced availability of public information concerning issuers; (v) accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; and (vi) limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

     RESTRICTED AND ILLIQUID SECURITIES. Pilgrim High Yield Fund may invest up to 15% of its net assets in illiquid securities, but has no percentage limit on restricted securities that are liquid. Nicholas-Applegate High Yield Bond Fund may invest up to 15% of its net assets in restricted securities and illiquid securities. Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the value at which it is carried. Illiquidity might prevent the sale of the security at a time when the adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities.

     Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without registration with the SEC by certain institutional investors known as "qualified institutional buyers." For Pilgrim High Yield Fund, restricted securities could be treated as liquid. Restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

     USE OF DERIVATIVES. Generally, derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Pilgrim High Yield Fund may write covered call options, purchase call options, and engage in financial futures and related options for hedging purposes. Pilgrim High Yield Fund expects that these instruments ordinarily will not be used; however, the Fund may occasionally use these techniques. Pilgrim High Yield Fund will not invest in highly leveraging derivatives, such as interest-only or principal-only stripped mortgage-backed securities or swaps. Nicholas-Applegate High Yield Bond Fund may use options, futures contracts and interest rate and currency swaps as hedging techniques. Mortgage-backed securities in which the Funds may invest may be considered to be derivatives.

     A risk of using financial futures contracts for hedging purposes is that the adviser might imperfectly judge the market's direction, so that the hedge might not correlate to the market's movements and may be ineffective. Furthermore, if a Fund buys a futures contract to gain exposure to securities, the Fund is exposed to the risk of change in the value of the underlying securities.

     BORROWING. Pilgrim High Yield Fund may borrow from banks solely for temporary or emergency purposes up to 5% of total assets. Delayed delivery transactions are not subject to this limit on borrowings. Nicholas-Applegate High Yield Bond Fund may borrow up to 20% of its total assets for temporary, extraordinary or emergency purposes. Nicholas-Applegate High Yield Bond Fund may also borrow through reverse repurchase agreements, uncovered short sales and other techniques. Total borrowings by Nicholas-Applegate High Yield Bond Fund may not exceed one-third of the Fund's total assets. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value (NAV) of a Fund, and money borrowed will be subject to interest costs.

     LENDING PORTFOLIO SECURITIES. Pilgrim High Yield Fund may lend portfolio securities in an amount up to 33 1/3 % of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. Nicholas-Applegate High Yield Bond Fund may lend up to 30% of its total assets. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

     TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS. Each Fund may, on a temporary basis, invest all of its assets in short-term instruments to maintain liquidity or for temporary defensive purposes. When pursuing this strategy, Pilgrim High Yield Fund will normally invest in short-term debt instruments that do not have a maturity of greater than one year. The short-term instruments in which both Funds may invest include: U.S. Government securities; other high-quality corporate debt securities; commercial paper; bank obligations, including certificates of deposit, time deposits and bankers' acceptances; repurchase agreements; and other high-quality short-term debt securities.

                         COMPARISON OF FEES AND EXPENSES

     The following describes and compares the fees and expenses that you may pay if you buy and hold shares of the Funds.

     The operating expenses of Pilgrim High Yield Fund, expressed as a ratio of expenses to average daily net assets ("expense ratio") currently are the same as those of Nicholas-Applegate High Yield Bond Fund, except that the net expenses for Class A shares are 0.10% lower for Pilgrim High Yield Fund. The Funds each have the same management fee at an annual rate of 0.60% of the Fund's average daily net assets. The fees for distribution and shareholder servicing for Pilgrim High Yield Fund are the same as Nicholas-Applegate High Yield Fund, with the exception of Class A, for which they are 0.10% lower for Pilgrim High Yield Fund.

     Expense limitation arrangements are in place for both funds, under which the adviser for each Fund limits the ordinary operating expenses borne by the Fund. Without these expense limitation arrangements, the expense ratio for each Class of Pilgrim High Yield Fund would have been lower than the expense ratio for the same Class of Nicholas-Applegate High Yield Bond Fund. For the calendar year ended December 31, 1998, for example, the expense ratio for Class A shares would have been 1.11% for Pilgrim High Yield Fund and 1.61% for Nicholas-Applegate High Yield Bond Fund. This information and similar information for the other Classes is shown in the table below under the caption "Total Fund Operating Expenses." The current expense limitation arrangement for Pilgrim High Yield Fund will remain in effect through December 31, 1999. Effective January 1, 2000 and continuing for at least two years from the date of the Reorganization, the expense limitation for Pilgrim High Yield Fund will increase by 0.10% for each Class, at which time the expense limit will be 1.10% for Class A and Class Q shares, and 1.85% for Class B and Class C shares. As a result, the expense limit from January 1, 2000 through the second anniversary of the Reorganization will be the same as the current expense limit on Class A shares of Nicholas-Applegate High Yield Bond Fund and 0.10% higher than the current expense limit on Class B, Class C and Class Q shares of Nicholas-Applegate High Yield Bond Fund. This does not necessarily mean that ordinary operating expenses will increase on and after January 1, 2000; these expenses would increase only if at that time they exceed the levels of the current expense limitations.

     The current expenses of each Fund, and PRO FORMA expenses giving effect to the proposed Reorganization, are shown in the table below. Expenses for Pilgrim High Yield Fund are based upon the annual operating expenses incurred by the Class A and Class B shares for the calendar year ended December 31, 1998, and estimated expenses for Class C and Class Q shares for that same period. Expenses for Nicholas-Applegate High Yield Bond Fund are based upon the annualized operating expenses incurred by the Class A, Class B, Class C and Class Q shares for the period from March 27, 1998 (the inception date for Classes A, B, C and Q) through December 31, 1998. PRO FORMA fees show fees of Pilgrim High Yield Fund after giving effect to the proposed reorganization.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets)(1)

                                            DISTRIBUTION AND
                                              SHAREHOLDER              TOTAL FUND     FEE
                                 MANAGEMENT    SERVICING      OTHER    OPERATING   WAIVER BY   NET FUND
                                   FEES     (12b-1) FEES(2)  EXPENSES   EXPENSES   ADVISER(3)  EXPENSES
                                   ----     ---------------  --------   --------   ----------  --------
CLASS A
  Pilgrim High Yield               0.60%         0.25%        0.26%      1.11%       (0.11)%     1.00%
  Nicholas-Applegate High Yield    0.60%         0.35%        0.66%      1.61%       (0.51)%     1.10%
  Pro Forma                        0.60%         0.25%        0.25%      1.10%       (0.10)%     1.00%
CLASS B
  Pilgrim High Yield               0.60%         1.00%        0.26%      1.86%       (0.11)%     1.75%
  Nicholas-Applegate High Yield    0.60%         1.00%        0.63%      2.23%       (0.48)%     1.75%
  Pro Forma                        0.60%         1.00%        0.25%      1.85%       (0.10)%     1.75%
CLASS C
  Pilgrim High Yield               0.60%         1.00%        0.26%      1.86%       (0.11)%     1.75%
  Nicholas-Applegate High Yield    0.60%         1.00%        0.63%      2.23%       (0.48)%     1.75%
  Pro Forma                        0.60%         1.00%        0.25%      1.85%       (0.10)%     1.75%
CLASS Q
  Pilgrim High Yield               0.60%         0.25%        0.26%      1.11%       (0.11)%     1.00%
  Nicholas-Applegate High Yield    0.60%         0.25%        0.61%      1.46%       (0.46)%     1.00%
  Pro Forma                        0.60%         0.25%        0.25%      1.10%       (0.10)%     1.00%

----------
(1) Pilgrim High Yield Fund's fiscal year ends on June 30, while Nicholas-Applegate High Yield Bond Fund's fiscal year ends on March 31. To compare the expenses of the two Funds, expenses are shown for each Fund, and on a pro forma basis, based upon expenses incurred by each Fund for the calendar year ended December 31, 1998. The expenses of Nicholas-Applegate High Yield Bond Fund are annualized.
(2) For Nicholas-Applegate Fund, distribution and shareholder servicing expenses are aggregated in this presentation for better comparison with Pilgrim High Yield Fund. This is different from the presentation in the table on "Investor Expenses" in the Nicholas-Applegate Prospectus. As a result of distribution (Rule 12b-1) fees, a long term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc. (NASD).
(3) For the calendar year ended December 31, 1998, Pilgrim Investments agreed to limit expenses (excluding 12b-1 fees, interest, taxes, brokerage and extraordinary expenses) to 0.75% for all classes of shares of Pilgrim High Yield Fund, subject to possible later recoupment. That expense limitation amount will apply to Pilgrim High Yield Fund until December 31, 1999. Effective January 1, 2000 and continuing until at least two years from the date of the Reorganization, the expense limit for Pilgrim High Yield Fund as described above will increase to 0.85% for each class. There can be no assurance that the expense limitation will be extended beyond two years from the date of the Reorganization.

     Nicholas-Applegate Capital Management has agreed to waive or defer its management fees and to pay other operating expenses (excluding interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) otherwise payable by Nicholas-Applegate High Yield Bond Fund, subject to possible later recoupment, so that the expenses for Class A, B, C and Q Shares will not exceed the following expense ratios on an annual basis through the Closing of the Reorganization: 1.10%, 1.75%, 1.75% and 1.00%, respectively.

     Class A, Class B and Class C Shares of Pilgrim High Yield Fund issued to a shareholder in connection with the Reorganization will be subject to the same contingent deferred sale charge, if any, applicable to the corresponding shares of Nicholas-Applegate High Yield Bond Fund held by that shareholder immediately prior to the Reorganization. In addition, the period that the shareholder held the Nicholas-Applegate High Yield Bond Fund shares will be included in the holding period of the Pilgrim High Yield Fund shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of Pilgrim High Yield Fund issued to a shareholder in connection with the Reorganization will convert to Class A seven years after the date that the corresponding Class B shares of Nicholas-Applegate High Yield Bond Fund were purchased by the shareholder. Purchases of shares of Pilgrim High Yield Fund after the Reorganization will be subject to the sales load structure described in the table below for Pilgrim High Yield Fund.

TRANSACTION FEES  (fees paid directly from your investment)

                                           CLASS A   CLASS B   CLASS C   CLASS Q
                                           -------   -------   -------   -------
Maximum sales charge (load) imposed
on purchases (as a percentage of
offering price)
  PILGRIM HIGH YIELD FUND                  4.75%(1)   None       None      None
  NICHOLAS-APPLEGATE HIGH YIELD BOND FUND  4.75%(1)   None       None      None
Maximum deferred sales charge (load)
(as a percentage of the lower of
original purchase price or
redemption proceeds)
  PILGRIM HIGH YIELD FUND                   None(2)   5.00%(3)   1.00%(4)  None
  NICHOLAS-APPLEGATE HIGH YIELD BOND FUND   None(2)   5.00%(3)   1.00%(4)  None

Neither Pilgrim High Yield Fund nor Nicholas-Applegate High Yield Bond Fund has any redemption fees, exchange fees or sales charges on reinvested dividends.
----------
(1) Reduced for purchases of $50,000 and over. See "Class A Shares: Initial Sales Charge Alternative" in Appendix B and "How Sales Charges are Calculated" in the Nicholas-Applegate Prospectus.
(2) A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Class A Shares:
     Initial Sales Charge Alternative" in Appendix B and "Contingent Deferred Sales Charge" in the Nicholas-Applegate Prospectus.
(3) Imposed upon redemption within 6 years from purchase. The fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in Appendix B and "Contingent Deferred Sales Charge" in the Nicholas-Applegate Prospectus.
(4)  Imposed upon redemption within 1 year from purchase.

     As shown above, the shareholder transaction expenses of the two Funds are the same for Classes B, C and Q. However, there are some differences for Class
A. Specifically, the initial sales charge for both Funds is the same, except that the reduced sales charge for purchases of $50,000 to $99,999 is as follows for each Fund:

          Pilgrim High Yield         Nicholas-Applegate High Yield
          ------------------         -----------------------------
                 4.50%                            4.00%

In addition, there are certain differences between the contingent deferred sales charge imposed on certain purchases of Class A shares:

                                                                  TIME PERIOD DURING
                                       CDSC                       WHICH CDSC APPLIES
                          -------------------------------   -------------------------------
                           Pilgrim     Nicholas-Applegate    Pilgrim     Nicholas-Applegate
                          High Yield      High Yield        High Yield       High Yield
                          ----------      ----------        ----------       ----------
CDSC on Purchases of:
 $1,000,000 to $2,499,999    1.00%           1.00%            2 Years           1 Year
 $2,500,000 to $4,999,999    0.50%           1.00%            1 Year            1 Year
 $5,000,000 and over         0.25%           1.00%            1 Year            1 Year

EXAMPLE

     This example is intended to help you compare the cost of investing in the Funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                        NICHOLAS-APPLEGATE              PRO FORMA:
              PILGRIM HIGH YIELD            HIGH YIELD              THE FUNDS COMBINED**
          -------------------------  -------------------------   -------------------------
           1      3      5     10     1      3      5     10      1      3      5     10
          Year  Years  Years  Years  Year  Years  Years  Years   Year  Years  Years  Years
          ----  -----  -----  -----  ----  -----  -----  -----   ----  -----  -----  -----
Class A  $572   $778  $1001  $1641   $582  $808   $1052  $1752   $572  $778   $1001  $1641
Class B   678    851   1149   1864*   678   851    1149   1811*   678   851    1149   1864*
Class C   278    551    949   2062    278   551     949   2062    278   551     949   2062
Class Q   102    318    552   1225    102   318     552   1225    102   318     552   1225

     You would pay the following expenses if you did not redeem your shares:

                                        NICHOLAS-APPLEGATE              PRO FORMA:
              PILGRIM HIGH YIELD            HIGH YIELD              THE FUNDS COMBINED**
          -------------------------  -------------------------   -------------------------
           1      3      5     10     1      3      5     10      1      3      5     10
          Year  Years  Years  Years  Year  Years  Years  Years   Year  Years  Years  Years
          ----  -----  -----  -----  ----  -----  -----  -----   ----  -----  -----  -----
Class A  $572   $778  $1001  $1641   $582  $808   $1052  $1752   $572  $778   $1001  $1641
Class B   178    551    949   1864*   178   551     949   1811*   178   551     949   1864*
Class C   178    551    949   2062    178   551     949   2062    178   551     949   2062
Class Q   102    318    552   1225    102   318     552   1225    102   318     552   1225

----------
* The ten year calculations for Class B shares assume conversions of the Class B shares to Class A shares at the end of the eighth year following the date of purchase for Pilgrim High Yield Fund and Pro Forma, and the seventh year following the date of purchase for Nicholas-Applegate High Yield Bond Fund.
**   Estimated.

EXPENSE REIMBURSEMENT ARRANGEMENTS

     Pilgrim Investments has entered into an expense limitation agreement with respect to Pilgrim High Yield Fund, pursuant to which Pilgrim Investments has agreed to waive or limit its fees and to assume other expenses through December 31, 1999 so that the total annual ordinary operating expenses of each Class of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Fund's business, expenses of any counsel or other persons or services retained by the Fund's directors who are not "interested persons" of Pilgrim Investments, and 12b-1 fees) do not exceed 0.75%. Beginning January 1, 2000 and continuing at least two years from the date of the Reorganization, the expense limitation will be 0.85%. Pilgrim Investments may extend the period of these limitations without the consent of the Fund. Pilgrim High Yield Fund will at a later date reimburse Pilgrim Investments for management fees waived and other expenses assumed by Pilgrim Investments during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed 0.75% with respect to fees waived and expenses assumed through December 31, 1999, and 0.85% with respect to fees waived and expenses assumed after that date. After the second anniversary of the Reorganization, the expense limitation agreement may be terminated by Pilgrim Investments or the Fund upon 90 days written notice.

     For Nicholas-Applegate High Yield Bond Fund, Nicholas-Applegate Capital Management has agreed to waive or defer management fees and absorb other operating expenses of the Fund (including 12b-1 fees, but excluding interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses), subject to later reimbursement, so that the annual operating expenses for the Class A, B, C and Q Shares of the Fund will not exceed 1.10%, 1.75%, 1.75% and 1.00%, respectively, through the Closing of the Reorganization. Nicholas-Applegate High Yield Bond Fund will in later years reimburse Nicholas-Applegate Capital Management for fees deferred or other expenses paid during the previous 5 years, but only if, after such reimbursement, the operating expenses for the Fund are less than the percentage limitation set forth above for any such year. As of [date], the unreimbursed amount was $________. If the Reorganization is approved, Pilgrim High Yield Fund will not be obligated to reimburse Nicholas-Applegate Capital Management for fees waived or expenses reimbursed prior to the Reorganization.

ADMINISTRATIVE FEES

     Nicholas-Applegate High Yield Bond Fund pays to Nicholas-Applegate Capital Management a monthly administrative fee at an annual rate up to 0.10% of the Fund's average net assets attributable to Class A, Class B and Class C. Pilgrim Group, Inc. has an agreement with the Pilgrim High Yield Fund under which Pilgrim responds to written and telephonic inquiries from shareholders of the Fund for a monthly fee on a per-contact basis. For the 12 months ending December 31, 1998, this fee was equal to an annual rate of 0.01% of the Fund's average daily net assets.

     In addition, Nicholas-Applegate High Yield Bond Fund pays Investment Company Administration, LLC a monthly fee at an annual rate ranging from 0.05% to 0.01% of the Fund's average net assets, with a minimum of $40,000. Pilgrim High Yield Fund does not pay any separate administrative fees.

              ADDITIONAL INFORMATION ABOUT PILGRIM HIGH YIELD FUND

INVESTMENT PERSONNEL

     Kevin G. Mathews, Senior Vice President and Senior Portfolio Manager of Pilgrim Investments, has served as Portfolio Manager of Pilgrim High Yield Fund since June 1995, and also served as Portfolio Manager of Pilgrim Government Securities Income Fund from June 1995 through September 1996. Prior to joining Pilgrim Investments, Mr. Mathews was a Vice President and Senior Portfolio Manager with Van Kampen American Capital. Since 1987, Mr. Mathews' responsibilities have included the management of open-end high yield bond funds, two New York Stock Exchange listed closed-end bond funds, variable annuity high yield products and individual institutional high yield asset managed accounts. In a prior position, Mr. Mathews was a high yield portfolio fixed income credit analyst. Mr. Mathews received a B.A. from the University of Illinois and an M.B.A. from Drake University.

PERFORMANCE OF PILGRIM HIGH YIELD FUND

     The bar chart below is intended to show changes in the performance of Pilgrim High Yield Fund's Class A shares from year to year. The bar chart does not reflect the sales load on Class A shares. If the bar chart included the sales load, returns would be less than those shown. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

        1989    1990    1991   1992    1993   1994   1995   1996   1997   1998
        ----    ----    ----   ----    ----   ----   ----   ----   ----   ----
Return  1.87%  -9.49%  29.44% 16.19%  18.52% -1.55% 17.71% 15.76% 14.98% -2.96%

     During the period shown in the chart, the Fund's best quarterly performance was 14.83% for the quarter ended March 31, 1991, and the Fund's worst quarterly performance was -7.91% for the quarter ended September 30, 1998.

     The table below shows what the returns of Pilgrim High Yield Fund would equal if you averaged out actual performance over various lengths of time, compared to the Lehman High Yield Index, an unmanaged index. The Lehman High Yield Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance reflected in the table assumes the deduction of the maximum sales charge in all cases.

     AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1998*

                                        1 YEAR       5 YEARS     10 YEARS
                                        ------       -------     --------
     Pilgrim High Yield Class A         -7.60%        7.36%        8.88%
     Pilgrim High Yield Class B         -8.02%          --           --
     Lehman High Yield Index             1.87%        8.57%       10.55%

     * Class C and Class Q shares of Pilgrim High Yield Fund were not offered during the period ended December 31, 1998

     The table below shows the performance of Pilgrim High Yield Fund if sales charges are not reflected.

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1998

                                        1 YEAR       5 YEARS     10 YEARS
                                        ------       -------     --------
     Pilgrim High Yield Class A         -2.96%         8.40%       9.42%
     Pilgrim High Yield Class B         -3.60%           --          --

     Additional information about Pilgrim High Yield Fund is included in Appendix B to this Proxy/Prospectus.

                      INFORMATION ABOUT THE REORGANIZATION

     THE REORGANIZATION AGREEMENT. As stated above, the Reorganization Agreement provides for the transfer of all or substantially all of the assets of Nicholas-Applegate High Yield Bond Fund to Pilgrim High Yield Fund in exchange for the assumption by Pilgrim High Yield Fund of all of the liabilities of Nicholas-Applegate High Yield Bond Fund, and that number of Class A, Class B, Class C and Class Q shares in Pilgrim High Yield Fund having an aggregate net asset value equal to the aggregate net asset value of the Class A, Class B, Class C and Class Q shares, respectively, of Nicholas-Applegate High Yield Bond Fund as of the close of business on the business day preceding the Closing. Nicholas-Applegate High Yield Bond Fund will distribute the shares of common stock of Pilgrim High Yield Fund received in the exchange to the shareholders of Nicholas-Applegate High Yield Bond Fund in complete liquidation of the Nicholas-Applegate High Yield Bond Fund.

     After the Reorganization, each shareholder of Nicholas-Applegate High Yield Bond Fund will own shares in Pilgrim High Yield Fund having an aggregate net asset value equal to the aggregate net asset value of each respective class of shares in Nicholas-Applegate High Yield Bond Fund held by that shareholder as of the close of business on the business day preceding the Closing. Shareholders of Class A, B, C or Q shares of Nicholas-Applegate High Yield Bond Fund will receive shares of the corresponding Class of Pilgrim High Yield Fund. In the interest of economy and convenience, shares of Pilgrim High Yield Fund generally will not be represented by physical certificates.

     Until the Closing, shareholders of Nicholas-Applegate High Yield Bond Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by Pilgrim High Yield Fund for the redemption of its shares received by the shareholder in the Reorganization.

     The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of Nicholas-Applegate High Yield Bond Fund. The Reorganization also requires that all filings be made with, and all authorizations be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties, upon termination of the Asset Purchase Agreement discussed below, or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Agreement at Appendix A.

     Shareholders of Nicholas-Applegate High Yield Bond Fund are also being asked to vote in a separate proxy statement to approve Pilgrim Investments as investment manager to Nicholas-Applegate High Yield Bond Fund. If the Reorganization Agreement is not approved, but that other proposal is approved, Pilgrim Investments will become the investment manager to Nicholas-Applegate High Yield Bond Fund. If neither proposal is approved, Nicholas-Applegate High Yield Bond Fund will remain in existence and will continue to be managed by Nicholas-Applegate Capital Management, unless the Board of Trustees approves other action.

     REASONS FOR THE REORGANIZATION. The Reorganization was proposed to the Board in connection with an Asset Purchase Agreement among Nicholas Applegate Capital Management, Nicholas-Applegate Securities, Pilgrim America Capital Corporation, Pilgrim Investments, Inc. and Pilgrim Securities, Inc. dated January 28, 1999. Pursuant to that Agreement, Nicholas-Applegate Capital Management and Nicholas-Applegate Securities have agreed to sell certain assets related to the Nicholas-Applegate Mutual Funds to Pilgrim America Capital Corporation and its subsidiaries. In connection with that transaction, Pilgrim Investments would become, subject to shareholder approval, the investment adviser to certain funds of Nicholas-Applegate Mutual Funds other than the Nicholas-Applegate High Yield Bond Fund, and those funds would become a part of the Pilgrim family of funds. Nicholas-Applegate Capital Management will continue to advise a number of those funds as sub-adviser. Nicholas-Applegate entered into this transaction because it has determined that it is no longer a business objective of Nicholas-Applegate to engage in the retail distribution of mutual funds, and that it wishes to focus on managing money for institutional clients. Because the Pilgrim High Yield Fund may invest in substantially the same types of securities as the Nicholas-Applegate High Yield Bond Fund, the two Funds would be duplicative.

     The proposed Reorganization was presented to the Board of Trustees of Nicholas-Applegate High Yield Bond Fund for consideration and approval at a meeting on February 19, 1999. All of that Fund's Trustees were present at the meeting. For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons" of Nicholas-Applegate Mutual Funds (as defined in the Investment Company Act of 1940), determined that the interests of the shareholders of Nicholas-Applegate High Yield Bond Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of Nicholas-Applegate High Yield Bond Fund and its shareholders.

     The Reorganization will allow Nicholas-Applegate High Yield Bond Fund's shareholders to continue to participate in a professionally-managed portfolio consisting primarily of high yield debt securities. As Class A, Class B, Class C and Class Q Shareholders of Pilgrim High Yield Fund, these shareholders will continue to be able to exchange into certain of the current Nicholas-Applegate Mutual Funds that, subject to approval of shareholders of each of the Funds, are expected to become a part of the Pilgrim family of funds, and will also be able to exchange into shares of other currently existing Pilgrim funds that offer the same class of shares. A list of the current Nicholas-Applegate Mutual Funds that are expected to become a part of the Pilgrim family of funds, as well as the current Pilgrim mutual funds, and their available classes, is attached as Appendix D.

     BOARD CONSIDERATION. The Board of Trustees of NAMF, in recommending the proposed transaction, considered a number of factors, including the following:

     (1) expense ratios and information regarding fees and expenses of Nicholas-Applegate High Yield Bond Fund and Pilgrim High Yield Fund, including the planned expense limitation arrangements offered by Pilgrim Investments and Nicholas-Applegate Capital Management and the fact that existing shareholders would retain the current sales charge structure for shares held at the time of the Reorganization;

     (2) the terms and conditions of the Reorganization, whether it is in the best interests of Nicholas-Applegate High Yield Bond Fund, and whether it would result in a dilution of the interests of Nicholas-Applegate High Yield Bond Fund's current shareholders;

     (3) the relative investment performance and risks of Pilgrim High Yield Fund as compared to Nicholas-Applegate High Yield Bond Fund;

     (4) the similarity of Pilgrim High Yield Fund's investment objectives, policies and restrictions with those of Nicholas-Applegate High Yield Bond Fund and the fact that the two Funds are duplicative;

     (5) the capabilities and resources of Pilgrim Investments and its affiliates in the areas of investment management, administration and shareholder servicing and the portfolio management team servicing Pilgrim High Yield Fund;

     (6) the tax-free nature of the Reorganization to Nicholas-Applegate High Yield Bond Fund and its shareholders;

     (7) the fact that neither Nicholas-Applegate High Yield Bond Fund nor its shareholders will bear the expenses of the Reorganization; and

     (8) the fact that Nicholas-Applegate Capital Management has determined that it does not want to continue to engage in the retail distribution of mutual funds, and wants to focus on managing money for institutional clients, so that in any event Nicholas-Applegate Capital Management would no longer be available to manage the retail Nicholas-Applegate mutual funds except in a sub-advisory capacity, and that in furtherance of this goal Nicholas-Applegate Capital Management has entered into an Asset Purchase Agreement with Pilgrim America Capital Corporation and its affiliates to sell certain assets related to the management of the Nicholas-Applegate High Yield Bond Fund and other Nicholas-Applegate Funds.

     THE TRUSTEES OF NAMF RECOMMEND THAT NICHOLAS-APPLEGATE HIGH YIELD BOND FUND'S SHAREHOLDERS APPROVE THE REORGANIZATION WITH PILGRIM HIGH YIELD FUND.

     TAX CONSIDERATIONS. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither Nicholas-Applegate High Yield Bond Fund nor its shareholders nor Pilgrim High Yield Fund is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert Price & Rhoads to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

     Immediately prior to the Reorganization, Nicholas-Applegate High Yield Bond Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of Nicholas-Applegate High Yield Bond Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of Nicholas-Applegate High Yield Bond Fund's shareholders as ordinary income and capital gain, respectively.

     As of [date], Nicholas-Applegate High Yield Bond Fund had accumulated capital loss carryforwards in the amount of approximately $______. After the Reorganization, these losses will be available to Pilgrim High Yield Fund to offset its capital gains, although the amount of these losses which may offset Pilgrim High Yield Fund's capital gains in any given year may be limited. As a result of this limitation, it is possible that Pilgrim High Yield Fund may not be able to use these losses as rapidly as Nicholas-Applegate High Yield Bond Fund might have, and part of these losses may not be useable at all. The ability of Pilgrim High Yield Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforwards currently are available only to shareholders of Nicholas-Applegate High Yield Bond Fund. After the Reorganization, however, these benefits will inure to the benefit of all shareholders of Pilgrim High Yield Fund.

     EXPENSES OF THE REORGANIZATION. Pilgrim Investments or its affiliates will bear the expenses of Nicholas-Applegate High Yield Bond Fund relating to the proposed Reorganization.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     FORM OF ORGANIZATION. Pilgrim High Yield Fund is a series of Pilgrim Investments Funds, Inc. ("PIF"), which is a Maryland corporation. PIF offers another series that is not involved in this Reorganization. Nicholas-Applegate High Yield Bond Fund is a series of Nicholas-Applegate Mutual Funds ("NAMF"), which is a Delaware business trust. NAMF also offers other series, which are not involved in the Reorganization. PIF and NAMF are each governed by a Board of Directors/Trustees.

     VOTING RIGHTS. Shares of PIF and NAMF entitle their holders to one vote per share. Shares have noncumulative voting rights and no preemptive or subscription rights. PIF and NAMF are not required to hold shareholder meetings annually, although shareholder meetings may be called for purposes such as electing Trustees, changing fundamental policies or approving an investment management agreement.

     PIF's By-Laws provide that meetings of shareholders may be called at any time by the Directors, or by the President, a Vice President, the Secretary or an Assistant Secretary, and shall be called by the Secretary upon the written request of the holder or holders of twenty-five percent (ten percent in the case of a meeting for the purpose of removing a director or directors) or more of the votes entitled to be cast at such meeting. Any such request must state the purpose of the proposed meeting. NAMF's Declaration of Trust provides that a meeting of shareholders may be called at any time by a majority of the Trustees or by any Trustee upon written request of ten percent of the shares of NAMF.

     DIVIDENDS AND OTHER DISTRIBUTIONS. Each Fund pays monthly dividends from net investment income, and pays capital gains, if any, at least annually. For each Fund, dividends and distributions are determined on a class basis. Dividends and distributions of each Fund are automatically reinvested in additional shares of the respective class of that Fund, unless the shareholder elects to receive distributions in cash.

     If the Reorganization Agreement is approved by Nicholas-Applegate High Yield Bond Fund's shareholders, then as soon as practicable before the Closing, Nicholas-Applegate High Yield Bond Fund will pay its shareholders a cash distribution of all undistributed 1999 net investment income and undistributed realized net capital gains.

     CAPITALIZATION. The following table shows on an unaudited basis the capitalization of Nicholas-Applegate High Yield Bond Fund and Pilgrim High Yield Fund as of December 31, 1998, and on a PRO FORMA basis as of December 31, 1998 giving effect to the Reorganization:

                                           NET ASSET VALUE
                             NET ASSETS       PER SHARE       SHARES OUTSTANDING
                             ----------       ---------       ------------------
PILGRIM HIGH YIELD FUND
     Class A                $127,391,677        $6.17              20,640,994
     Class B                $233,916,497        $6.16              37,978,541
     Class C                          --           --                      --
     Class Q                          --           --                      --

NICHOLAS-APPLEGATE HIGH YIELD BOND FUND
     Class A                 $17,313,361       $11.62               1,489,678
     Class B                 $42,787,066       $11.62               3,680,867
     Class C                 $20,161,834       $11.63               1,733,990
     Class Q                 $ 5,014,783       $11.64                 430,943

PRO FORMA - PILGRIM HIGH YIELD FUND INCLUDING NICHOLAS-APPLEGATE HIGH YIELD BOND
            FUND
     Class A                $144,705,038        $6.17              23,453,005
     Class B                $276,703,563        $6.16              44,919,410
     Class C                $ 20,161,834        $6.16               3,273,025
     Class Q                $  5,014,783        $6.17                 814,326

                               GENERAL INFORMATION

SOLICITATION OF PROXIES

     Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about March __, 1999. Shareholders of Nicholas-Applegate High Yield Bond Fund whose Shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of Pilgrim Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. Nicholas-Applegate High Yield Bond Fund has retained D.F. King & Co., a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Shareholders of Nicholas-Applegate High Yield Bond Fund may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote. The costs associated with such solicitation will be paid by Pilgrim Investments or its affiliates.

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with NAMF a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote FOR the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of NAMF that may be presented at the Meeting.

VOTING RIGHTS

     The proposals in this proxy statement affect only Nicholas-Applegate High Yield Bond Fund, which is one of 23 series of NAMF. As a result, the Board of Trustees of NAMF is soliciting votes only from shareholders of Nicholas-Applegate High Yield Bond Fund.

     Each share of each class of Nicholas-Applegate High Yield Bond Fund is entitled to one vote. Shareholders of Nicholas-Applegate High Yield Bond Fund at the close of business on March 4, 1999 (the "Record Date") will be entitled to be present and give voting instructions for Nicholas-Applegate High Yield Bond Fund at the Meeting with respect to their shares owned as of that Record Date. As of March 4, 1999, there were _____________ shares outstanding and entitled to vote.

     One-third of the shares of Nicholas-Applegate High Yield Bond Fund entitled to vote at the meeting, represented in person or by proxy, must be present to constitute a quorum for the transaction of Nicholas-Applegate High Yield Bond Fund's business at the Meeting.

     Approval of the Reorganization requires a vote of the lesser of (i) 67% or more of the shares of Nicholas-Applegate High Yield Bond Fund present or represented at the meeting, if more than 50% of the shares of Nicholas-Applegate High Yield Bond Fund are present or represented by proxy, or (ii) more than 50% of the shares of Nicholas-Applegate High Yield Bond Fund.

     If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization.

     To the knowledge of Nicholas-Applegate High Yield Bond Fund, as of February 1, 1999, no current Trustee of NAMF owns 1% or more of the outstanding shares of the Fund and the officers and Trustees of Nicholas-Applegate High Yield Bond Fund own, as a group, less than 1% of the shares of Nicholas-Applegate High Yield Bond Fund.

     Appendix E hereto lists the persons that, as of March 1, 1999, owned beneficially or of record 5% or more of the outstanding shares of any class of Nicholas-Applegate High Yield Bond Fund or Pilgrim High Yield Fund.

INTERESTS OF CERTAIN DIRECTORS AND OFFICERS

     By virtue of his ownership interest in Pilgrim America Capital Corporation, which is the indirect parent of Pilgrim Investments, Inc. and Pilgrim Securities, Inc., each of which is a party to the transaction described above in "Information About the Reorganization -- Reasons for the Reorganization," Robert W. Stallings, who is Chairman of the Board, Chief Executive Officer and President of Pilgrim Investment Funds, Inc., may be deemed to have a substantial interest in the proposed Reorganization.

      Further, by virtue of his indirect interest in Nicholas-Applegate Capital Management, which also is a party to the transaction described above in "Information About the Reorganization -- Reasons for the Reorganization," Arthur
E. Nicholas, President of Nicholas-Applegate Mutual Funds, may be deemed to have a substantial interest in the proposed Reorganization.

OTHER MATTERS TO COME BEFORE THE MEETING

     NAMF has prepared and distributed a separate proxy statement addressing additional proposals to be considered at the shareholder meeting. Nicholas-Applegate High Yield Bond Fund does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement/Prospectus or in that separate proxy statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

PRINCIPAL UNDERWRITER

     Nicholas-Applegate Securities, whose address is 600 West Broadway, San Diego, California 92101, is the principal underwriter for Nicholas-Applegate High Yield Bond Fund. Pilgrim Securities, Inc., whose address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, is the principal underwriter for Pilgrim High Yield Fund, and, pursuant to an Agreement dated January 28, 1999 is the exclusive distributor for Class A, Class B, Class C and Class Q share of Nicholas-Applegate High Yield Bond Fund.

SHAREHOLDER PROPOSALS

     Proposals of shareholders must be received by NAMF a reasonable time prior to the mailing of proxy materials for a meeting of shareholders. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

REPORTS TO SHAREHOLDERS

     NAMF will furnish, without charge, a copy of the most recent Annual Report regarding NAMF and the most recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed to [Pilgrim at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 or to NAMF at (800) 992-0180.]

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.





                                    _________________, Secretary


March __, 1999
600 West Broadway
San Diego, California 92101

                                   APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ________ day of __________________, 1999, by and between Pilgrim Investment Funds, Inc. (the "Acquiring Company"), a Maryland Corporation, on behalf of Pilgrim High Yield Fund (the "Acquiring Fund"), a separate series of the Acquiring Company, and Nicholas-Applegate Mutual Funds (the "Acquired Trust"), a Delaware business trust, on behalf of Nicholas-Applegate High Yield Bond Fund (the "Acquired Fund"), a separate series of the Acquired Trust.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Class Q voting shares of common stock, $0.10 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B, Class C and Class Q Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets attributable to Class A, Class B, Class C and Class Q shares of the Acquired Fund computed in the manner and as of the time and date set forth in section 2.1 by the net asset value of one Acquiring Fund Share of the same Class computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all liabilities of the Acquired Fund. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (collectively "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the closing (the "Effective Time Statement"), prepared in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet.

     1.3. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4. Immediately after the transfer of assets provided for in section 1.1 (the "Liquidation Time"), the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each Class of its shares, determined as of the Valuation Time as defined in section 2.1 (the "Acquired Fund Shareholders"), on a pro rata basis within that Class, the Acquiring Fund Shares of the same Class received by the Acquired Fund pursuant to section 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each Class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to accounts on the share records of the Acquiring Fund opened in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, Class C and Class Q Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall, with respect to each Class, be equal to the aggregate net asset value of the Acquired Fund shares of that same Class owned by such shareholders as of the Valuation Time.

     1.5. The Acquiring Fund will not issue certificates representing Class A, Class B, Class C or Class Q Acquiring Fund Shares in connection with such exchange. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

     1.6. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the date on which the Acquired Fund is liquidated.

     1.7. All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2. VALUATION

     2.1. The value of the Assets shall be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date, as defined in section 3.1 (such time and date being hereinafter called the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date. The net value of the Assets shall be computed by the Acquiring Fund and subject to adjustment by the amount, if any, agreed to by the Acquiring Fund and Acquired Fund. In determining the value of the securities or other portfolio assets transferred by the Acquired Fund to the Acquiring Fund, each security or other portfolio asset shall be priced by the Acquiring Fund in accordance with the policies and procedures of the Acquiring Fund (subject to the second sentence hereafter) as described in the Acquiring Fund's charter and then-current prospectus and statement of additional information, and policies or procedures adopted by the Acquiring Fund's Board of Directors, subject to such adjustments as agreed to by the Acquiring Fund and the Acquired Fund. For such purposes, market quotes and other information relating to establishing the value of such securities or other portfolio assets shall be determined by the Acquiring Fund, with approval of the Acquired Fund. All computations shall be made by the Acquiring Fund in cooperation with the Acquiring Fund's auditors and the Acquired Fund's auditors, who will apply certain procedures agreed to by the Acquiring Fund and the Acquired Fund to test such computations. In the event of a dispute with respect to the valuation of any portfolio security or other portfolio asset of the Acquired Fund, the Acquiring Fund and the Acquired Fund shall, by mutual consent, select an independent third party to resolve the matter, with the determination of such independent party being binding upon the Acquiring Fund and Acquired Fund.

     2.2. The net asset value of a Class A, Class B, Class C or Class Q Acquiring Fund Share shall be the net asset value per share computed with respect to that Class as of the Valuation Time in accordance with the policies and procedures of the Acquiring Fund as described in the Acquiring Fund's charter and then-current prospectus and statement of additional information, and policies or procedures adopted by the Acquiring Fund's Board of Directors.

3. CLOSING AND CLOSING DATE

     3.1. The Closing of the transactions contemplated by this Agreement shall be [date], or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of ___:_____M., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of __________________ or at such other place and time as the parties may agree.

     3.2. The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of assets as of the Valuation Time.

     3.3. The Acquired Fund shall instruct Brown Brothers Harriman & Co. ("Acquired Fund Custodian"), as custodian for the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street Bank & Trust Company, as custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.4. The Acquired Fund shall instruct State Street Bank & Trust Company ("Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number of outstanding Class A, Class B, Class C and Class Q shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence reasonably satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

     3.5. In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Acquiring Company and Board of Trustees of the Acquired Trust, accurate appraisal of the value of the net assets with respect to any Class of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

     4.1. The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

     (a) The Acquired Fund is duly organized as a series of the Acquired Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Acquired Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Acquired Trust is registered with the Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and such registration is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and such as may be required by state securities laws;

     (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result, in violation of Delaware law or of the Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

     (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (f) The statement of assets and liabilities, statements of operations and changes in net assets, and schedule of investments of the Acquired Fund at and for the fiscal year ended March 31, 1998, have been audited by Ernst & Young, L.L.P., independent certified public accountants, and are in accordance with GAAP consistently applied, and such statements and schedule (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (g) Since March 31, 1998, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund shareholders shall not constitute a material adverse change;

     (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

     (l) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trustees of the Acquired Trust, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights;

     (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations applicable thereto;

     (n) The current prospectus and statement of additional information of the Acquired Fund, and each prospectus and statement of additional information of the Acquired Fund and its predecessor, if any, used during the three years prior to the Reorganization, conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

     (o) Insofar as they relate to the Acquired Fund, the Registration Statement referred to in section 5.7, and the proxy statement of the Acquired Fund to be included in the Registration Statement (the "Proxy Statement"), and any amendment or supplement to the foregoing, from the effective date of the Registration Statement through the Closing Date, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

     4.2. The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

     (a) The Acquired Fund is duly organized as a series of the Acquiring Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with power under the Company's charter to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Acquiring Company is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The Acquiring Company is not, and the execution, delivery and performance of this Agreement by the Company will not result, in violation of Maryland law or of the Company's charter or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

     (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (f) The statement of assets and liabilities, statements of operations and of changes in net assets, and schedule of investments of the Acquiring Fund at and for the fiscal year ended June 30, 1998 have been audited by KPMG LLP, independent certified public accountants, and are in accordance with GAAP consistently applied, and such statements and schedule (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (g) Since June 30, 1998, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

     (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

     (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

     (k) The Class A, Class B, Class C and Class Q Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

     (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

     (m) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Directors of the Acquiring Company and this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights;

     (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations applicable thereto;

     (o) The current prospectus and statement of additional information of the Acquiring Fund, and each prospectus and statement of additional information of the Acquiring Fund used during the three years prior to the Reorganization, conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

     (p) Insofar as it may relate to the Acquiring Fund, the Registration Statement and the Proxy Statement, and any amendment or supplement to the foregoing, from the effective date of the Registration Statement through the Closing Date, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1. The Acquiring Fund and the Acquired Fund (each a "Fund") each (a) covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions, and (ii) such changes as are contemplated by the Fund's normal operations, and (b) shall retain exclusive control of the composition of its portfolio until the Closing Date.

     5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

     5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [June 30, 1999].

     5.4. The Acquired Fund covenants that the Class A, Class B, Class C and Class Q Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares and the identity of any affiliates of the Acquired Fund.

     5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.7. Each Fund covenants to prepare a Registration Statement on Form N-14 (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

     5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund is not restricted by this provision from taking such actions with respect to its operations as it deems advisable after the Closing Date as circumstances change.

     5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to Acquired Fund pursuant to this Agreement and
(ii) assume the assumed liabilities from the Acquired Fund.

     5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C and Class Q Acquiring Fund Shares received at the Closing.

     5.12. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.13. The Acquiring Fund covenants that the Acquiring Fund Shares issued to each Acquired Fund shareholder pursuant to this Agreement will be subject to the same contingent deferred sales charge schedule, if any, to which the corresponding Acquired Fund Shares held by such shareholder prior to the Reorganization were subject, and that the period that such Acquired Fund Shares were held by the shareholder prior to the Reorganization will be included in the holding period for the corresponding Acquiring Fund Shares issued to the shareholder when calculating any contingent deferred sales charge upon redemption of the Acquiring Fund Shares.

     5.14. The Acquiring Fund covenants that the Class B Acquiring Fund Shares issued to each Class B Acquired Fund shareholder pursuant to this Agreement will convert to Class A Acquiring Fund Shares seven (7) years from the date that the corresponding Class B Acquired Fund Shares were purchased by the shareholder.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the Acquiring Fund's performance of all the obligations and compliance with all the provisions to be performed or complied with by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of the Acquiring Company, with respect to the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person against the Acquired Fund, the Acquiring Fund or their advisers, directors, trustees or officers arising out of this Agreement (except, with respect to the Acquired Fund or its adviser, trustees or officers, litigation brought by the Acquiring Fund, its adviser or any of their affiliates) and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

     6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Company with respect to the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request;

     6.3. The Acquired Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, which may in whole or in part be supported by an opinion of another firm reasonably acceptable to the Acquired Fund, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

     (a) The Acquiring Company is a corporation duly formed, validly existing and in good standing in the State of Maryland; (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Company's registration statement under the 1940 Act; (c) the Acquiring Fund Shares to be delivered to the Acquired Fund pursuant to this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and nonassessable; (d) the Agreement has been duly authorized, executed and delivered by the Acquiring Company, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights; (e) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's Assets for Class A, Class B, Class C and Class Q Shares of the Acquiring Fund pursuant to the Agreement will not, violate the Acquiring Company's charter or By-laws; (f) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of the State of Maryland for the exchange of the Acquired Fund's Assets for Class A, Class B, Class C and Class Q Shares of the Acquiring Fund pursuant to the Agreement have been obtained or made; and (g) the Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

     6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with section 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the Acquired Fund's performance of all the obligations and compliance with all the provisions to be performed or complied with by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     7.1. All representations and warranties of the Acquired Trust, with respect to the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person against the Acquiring Fund, the Acquired Fund or their advisers, directors, trustees or officers arising out of this Agreement (except, with respect to the Acquiring Fund or its adviser, trustees or officers, litigation brought by the Acquired Fund, its adviser or any of their affiliates) and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

     7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund;

     7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

     7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Paul, Hastings, Janofsky & Walker LLP, which may in whole or in part be supported by an opinion of another firm reasonably acceptable to the Acquiring Fund, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

     (a) The Acquired Trust is a business trust duly formed, validly existing and in good standing in the State of Delaware; (b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust's registration statement under the

1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's Assets for Class A, Class B, Class C and Class Q Shares of the Acquiring Fund pursuant to the Agreement will not, violate the Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of the State of Delaware for the exchange of the Acquired Fund's Assets for Class A, Class B, Class C and Class Q Shares of the Acquiring Fund pursuant to the Agreement have been obtained or made.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, either party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust's Declaration of Trust, as amended, and By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1;

     8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to either party's knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3. All consents of other persons and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

     8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5. The parties shall have received an opinion of Dechert Price & Rhoads addressed to the Acquiring Company and the Acquired Trust, satisfactory to such parties, substantially to the effect that, based upon certain facts, assumptions and representations, the transaction contemplated by this Agreement constitutes a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert Price & Rhoads of representations it shall request of the Acquiring Company and the Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9. INDEMNIFICATION

     9.1. The Acquiring Fund, out of the assets of the Acquiring Fund, agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of its trustees may become subject, insofar as any such loss, claim, damage, liability, or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2. The Acquired Fund, out of the assets of the Acquired Fund (which after the Closing Date shall be deemed to include assets of the Acquiring Fund attributable to the Acquiring Fund Shares issued pursuant to this Agreement) agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's directors from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of its directors may become subject, insofar as any such loss, claim, damage, liability, or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.3. A party seeking indemnification hereunder is hereinafter called the "indemnified party" and the party from whom the indemnified party is seeking indemnification hereunder is hereinafter called the "indemnifying party." Each indemnified party shall notify the indemnifying party in writing within ten (10) days of the receipt by such indemnified party of any notice of legal process or any suit brought against or claim made against such indemnified party as to any matters covered by this section, but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent that it is prejudiced by the failure or delay in giving such notice. The indemnifying party shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this section, or, if it so elects, to assume at its own expense the defense thereof with counsel reasonably satisfactory to the indemnified parties; provided, however, if the defendants in any such action include both the indemnifying party and any indemnified party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action on behalf of such indemnified party.

     Upon receipt of notice from the indemnifying party to the indemnified parties of the election by the indemnifying party to assume the defense of such action, the indemnifying party shall not be liable to such indemnified parties under this section for any legal or other expenses subsequently incurred by such indemnified parties in connection with the defense thereof unless (i) the indemnified parties shall have employed such counsel in connection with the assumption of legal defenses in accordance with the provision of the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel), (ii) the indemnifying party does not employ counsel reasonably satisfactory to the indemnified parties to represent the indemnified parties within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified parties at its expenses.

10. FEES AND EXPENSES

     10.1. The Acquiring Company, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

     10.2. Pilgrim Investments, Inc. will bear the expenses of the Reorganization; provided, however, that the Acquiring Fund shall be responsible for the payment of the Commission's registration fees relating to the Reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall NOT survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquired Fund in Sections 9.1, 9.2 and 9.3 shall survive the Closing.

12. TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party (i) by mutual agreement of the parties, (ii) by either party if the Closing shall not have occurred on or before August 31, 1999, unless such date is extended by mutual agreement of the parties, (iii) upon termination of the Asset Purchase Agreement dated January 28, 1999 among Nicholas-Applegate Capital Management, Nicholas-Applegate Securities, Pilgrim America Capital Corporation, Pilgrim Investments, Inc. and Pilgrim Securities, Inc., or (iv) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of either party or their respective directors/trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Trust and the Acquiring Company; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, Class C and Class Q Acquiring Fund shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 600 West Broadway, San Diego, California 92101, with a copy to Ropes & Gray, One International Place, Boston, Massachusetts 02110, Attention:
Raj Marphatia, or to the Acquiring Fund, 40 North Central Avenue, Phoenix, Arizona 85004, with a copy to Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, Attention: Jeffrey S. Puretz, or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.4. It is expressly agreed that the obligations of the Acquired Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquired Trust or the Acquired Fund personally, but bind only the respective property of the Acquired Fund, as provided in the Acquired Trust's Declaration of Trust. Moreover, no series of the Acquiring Company or the Acquired Trust other than the Acquiring Fund and the Acquired Fund shall be responsible for the obligations of the Acquiring Company or the Acquired Trust hereunder, and all persons shall look only to the respective assets of each of the Acquiring Fund and the Acquired Fund to satisfy the obligations of the Acquiring Company or the Acquired Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Acquired Trust's Board of Trustees, on behalf of the Acquired Fund, and this Agreement has been signed by authorized officers of the Acquired Fund acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Acquired Fund, as provided in the Acquired Trust's Declaration of Trust.

     15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California, without regard to its principles of conflicts of laws.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

                                           PILGRIM INVESTMENT FUNDS, INC.,
                                           on behalf of its HIGH YIELD FUND



                                           By:
                                              ----------------------------------
                                           Title:
                                                 -------------------------------

                                           NICHOLAS-APPLEGATE MUTUAL FUNDS,
                                           on behalf of its HIGH YIELD BOND FUND



                                           By:
                                              ----------------------------------
                                           Title:
                                                 -------------------------------

                                   APPENDIX B

             ADDITIONAL INFORMATION REGARDING PILGRIM HIGH YIELD FUND

                                SHAREHOLDER GUIDE

PILGRIM PURCHASE OPTIONS(TM)

This Proxy Statement/Prospectus relates to four separate classes of Pilgrim High Yield Fund: Class A, Class B, Class C and Class Q, each of which represents an identical interest in the Fund's investment portfolio but are offered with different sales charges and distribution fee (Rule 12b-1) arrangements. As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of the Pilgrim High Yield Fund shares issued to you in the Reorganization will be the same as those that applied to the Nicholas-Applegate High Yield Bond Fund shares held by you immediately prior to the Reorganization, and the period that you held the Nicholas-Applegate High Yield Bond Fund shares will be included in the holding period of the Pilgrim High Yield Fund shares for purposes of calculating contingent deferred sales charges and determining conversion rights. Purchases of shares of Pilgrim High Yield Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

The Pilgrim High Yield Fund also offers Class M shares, which have different sales charge and distribution fee arrangements than the Classes discussed in this Proxy Statement/Prospectus. The sales charges and fees for Class A, Class B, Class C and Class Q shares are shown and contrasted in the chart below.

                                   CLASS A    CLASS B      CLASS C     CLASS Q
                                   -------    -------      -------     -------
Maximum Initial Sales
 Charge on Purchases               4.75%(1)     None         None        None
CDSC                                None(2)     5.00%(3)     1.00%(4)    None
Annual Distribution Fees(5)        0.25%        1.00%        1.00%       0.25%
Maximum Purchase                  Unlimited   $250,000    $2,500,000   Unlimited
Automatic Conversion to Class A     N/A      8 Years(6)       N/A         N/A

----------
(1)  Imposed upon purchase. Reduced for purchases of $50,000 or more.
(2) For investments of $1 million or more, a CDSC of no more than 1% is assessed on redemptions made within one or two years from purchase, depending on the amount of purchase. See `Class A Shares: Initial Sales Charge Alternative.'
(3) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See `Class B Shares: Deferred Sales Charge Alternative.'
(4)  Imposed upon redemption within 1 year from purchase.
(5)  Annual asset-based distribution charge.
(6) Class B shares of the Pilgrim High Yield Fund issued to shareholders of the Nicholas-Applegate High Yield Bond Fund in the Reorganization will convert to Class A shares in the seventh year from the date of purchase of the original Class B shares of Nicholas-Applegate High Yield Bond Fund.

The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. Orders for Class C shares in excess of $2,500,000 will be accepted as orders for Class A shares or declined.

CLASS C SHARES. Class C shares are offered at their net asset value per share without an initial sales charge. The Distributor pays a commission of [1%] to financial institutions that initiate purchases of Class C shares.

CLASS Q SHARES. Class Q shares are offered at net asset value without a sales charge to qualified retirement plans, financial and other institutions, and through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor pursuant to which each investor pays an asset based fee to a financial intermediary for investment advisory and/or administrative services. The minimum initial investment is $250,000, and the minimum subsequent investment is $10,000. The Distributor may waive these minimums from time to time.

CLASS A SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class A shares of the Fund are sold at the NAV per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see `Special Purchases without a Sales Charge' and `Reduced Sales Charges.'

                                                                     DEALERS'
                                                                   REALLOWANCE
                                  AS A % OF OFFERING    AS A %      AS A % OF
                                   PRICE PER SHARE     OF NAV     OFFERING PRICE
                                   ---------------     ------     --------------
Less than $50,000                        4.75%          4.99%          4.25%
$50,000 but less than $100,000           4.50%          4.71%          4.00%
$100,000 but less than $250,000          3.50%          3.63%          3.00%
$250,000 but less than $500,00           2.50%          2.56%          2.25%
$500,000 but less than $1,000,000        2.00%          2.04%          1.75%

There is no initial sales charge on purchases of $1,000,000 or more. However, the Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for investments subject to a CDSC. If shares are redeemed within one or two years of purchase, depending on the amount of the purchase, a CDSC will be imposed on certain redemptions as follows:

                                                                      PERIOD
                                                    DEALER         DURING WHICH
                                        CDSC      REALLOWANCE      CDSC APPLIES
                                        ----      -----------      ------------
$1,000,000 but less than $2,500,000     1.00%        1.00%            2 Years
$2,500,000 but less than $5,000,000     0.50%        0.50%            1 Year
$5,000,000 and over                     0.25%        0.25%            1 Year

However, Class A shares of Pilgrim High Yield Fund issued in connection with the Reorganization with respect to Class A shares of Nicholas-Applegate High Yield Bond Fund that were subject to a CDSC at the time of the Reorganization, will be subject to a CDSC of 1% from the date of purchase of the original shares of Nicholas-Applegate High Yield Bond Fund.

CLASS B SHARES: DEFERRED SALES CHARGE ALTERNATIVE. Class B shares may be purchased at their NAV per share without a sales charge at the time of purchase. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of the Fund are subject to a distribution fee at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution fees of Class A shares. The higher distribution fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A shares. In connection with sales of Class B shares, the Distributor compensates Authorized Dealers at a rate of 4% of purchase payments subject to a CDSC. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. The amount of the CDSC is determined as a percentage of the lesser of the NAV of the Class B shares at the time of purchase or redemption. No charge will be imposed for any net increase in the value of shares purchased during the preceding six years in excess of the purchase price of such shares or for shares acquired either by reinvestment of net investment income dividends or capital gain distributions. The percentage used to calculate the CDSC will depend on the number of years since you invested the dollar amount being redeemed according to the following table:

         YEAR OF REDEMPTION AFTER PURCHASE                  CDSC
         ---------------------------------                  ----
         First .............................................  5%
         Second.............................................  4%
         Third..............................................  3%
         Fourth.............................................  3%
         Fifth..............................................  2%
         Sixth..............................................  1%
         Seventh and following..............................  0%

To determine the CDSC payable on redemptions of Class B shares, the Fund will first redeem shares in accounts that are not subject to a CDSC; second, shares acquired through reinvestment of net investment income dividends and capital gain distributions; third, shares purchased more than 6 years prior to redemption; and fourth, shares subject to a CDSC in the order in which such shares were purchased. Using this method, your sales charge, if any, will be at the lowest possible rate.

Class B shares will automatically convert into Class A shares approximately eight years after purchase, except that Class B shares of Pilgrim High Yield Fund issued in connection with the Reorganization with respect to Class B shares of Nicholas-Applegate High Yield Bond Fund will convert to Class A shares seven years after the purchase of the original shares of Nicholas-Applegate High Yield Bond Fund. For additional information on the CDSC and the conversion of Class B shares, see the Fund's Statement of Additional Information.

REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of the Fund or other open-end funds in the Pilgrim Funds which offer Class A shares, or shares with front-end sales charges (`Participating Funds') by completing the Letter of Intent section of an Application to purchase Fund shares. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter amount multiplied by the maximum sales charge imposed on purchases of the applicable Fund and class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the Statement of Additional Information for the Fund for details on the Letter of Intent option or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

A sales charge may also be reduced by taking into account the current value of your existing holdings in the Fund or any other open-end funds in the Pilgrim family of funds (excluding Pilgrim General Money Market Shares) (`Rights of Accumulation'). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time by: (i) an investor;
(ii) the investor's spouse and children under the age of majority; (iii) the investor's custodian account(s) for the benefit of a child under the Uniform Gifts to Minors Act; (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and other employee benefit plans qualified under Section 401 of the Internal Revenue
Code); and (v) by trust companies, registered investment advisers, banks and bank trust departments for accounts over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. See the Statement of Additional Information for the Fund for details or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of the Fund which imposes a CDSC.

WAIVERS OF CDSC. The CDSC on Class A, Class B or Class C shares will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

     1) The CDSC on Class A, Class B or Class C shares will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares of the Fund owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for those shares held at the time of death or initial determination of permanent disability.

     2) The CDSC also may be waived for Class B or Class C Shares redeemed pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

     3) The CDSC also will be waived in the case of a total or partial redemption of shares in the Fund in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The shareholder must have attained the age of 70 1/2 to qualify for the CDSC waiver relating to mandatory distributions. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation of service.

The shareholder must notify the Transfer Agent either directly or through the Distributor, at the time of redemption, that the shareholder is entitled to a waiver of the CDSC. The CDSC Waiver Form included in the Account Application must be completed and provided to the Transfer Agent at the time of the redemption request. The waiver will be granted subject to confirmation of the grounds for the waiver. The foregoing waivers may be changed at any time.

REINSTATEMENT PRIVILEGE. Class B and Class C shareholders who have redeemed their shares in any open-end Pilgrim Fund within the previous 90 days may repurchase Class B or Class C shares, respectively, at NAV (at the time of reinstatement) in an amount up to the redemption proceeds. Reinstated Class B or Class C shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

SPECIAL PURCHASE WITHOUT A SALES CHARGE. Class A shares may be purchased at NAV without a sales charge by:

     1) Class A shareholders who have redeemed their shares in any open-end Pilgrim Fund within the previous 90 days. These shareholders may repurchase shares at NAV in an amount equal to their net redemption proceeds. Authorized Dealers who handle these purchases may charge fees for this service.

     2) Any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unaffiliated mutual fund other than Nicholas-Applegate High Yield Bond Fund on which a sales charge was paid or which were subject at any time to a CDSC, and which unaffiliated fund was a high yield bond fund.

     3) Any charitable organization or governmental entity that has determined that the Fund is a legally permissible investment and which is prohibited by applicable law from paying a sales charge or commission in connection with the purchase of shares of any mutual fund.

     4) Officers, directors and full-time employees, and their families of (i) Pilgrim America Capital Corporation (Pilgrim) and its affiliates and (ii) of any Portfolio Manager to any open-end Pilgrim Fund.

     5) Certain fee based broker-dealers or registered representatives thereof or registered investment advisers under certain circumstances making investments on behalf of their clients.

     6) Shareholders who have authorized the automatic transfer of dividends from the same class of another Pilgrim Fund distributed by the Distributor or from Pilgrim Prime Rate Trust.

     7) Registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any Fund alone or in any combination of shares of any Fund plus Class A shares of certain other Participating Funds as described herein under `Pilgrim Purchase Options(TM) --Reduced Sales Charges', during the 13 month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay Authorized Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12 month period following the transaction.

     8) Broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins).

     9) Broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the Pilgrim Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the Pilgrim Funds.

     10) Accounts as to which a banker or broker-dealer charges an account management fee (`wrap accounts').

     11) Any registered investment company for which Pilgrim Investments, Inc. serves as investment manager.

The Fund may terminate or amend the terms of offering shares at NAV to these investors at any time. For additional information, contact the Shareholder Servicing Agent at (800) 992-0180, or see the Pilgrim Statement of Additional Information.

RULE 12b-1 PLAN. The Fund has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to each class of shares of the Fund (Rule 12b-1 Plan). Under the Rule 12b-1 Plan, the Distributor may receive from the Fund an annual fee in connection with the offering, sale and shareholder servicing of the Fund's Class A, Class B, Class C and Class Q shares.

DISTRIBUTION AND SERVICING FEES. As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of the Fund and in connection with services rendered to shareholders of the Fund, the Fund pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of the Fund's average daily net assets attributable to that class):

                                SERVICING FEE      DISTRIBUTION FEE
                                -------------      ----------------
                  Class A           0.25%                n/a
                  Class B           0.25%               0.75%
                  Class C           0.25%               0.75%
                  Class Q           0.25%                n/a

Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A, Class B, Class C or Class Q shares of the Fund, including payments to Authorized Dealers, and for shareholder servicing. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the Rule 12b-1 Plan, ongoing payments will be made on a quarterly basis to Authorized Dealers for distribution and shareholder servicing as set forth below.

                                SERVICING FEE      DISTRIBUTION FEE
                                -------------      ----------------
                  Class A           0.25%                n/a
                  Class B           0.25%                n/a
                  Class C           ____%               ____%
                  Class Q           ____%               ____%

Payments are calculated as a percentage of the Fund's average daily NAV attributed to each class of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A or B shares, and they cease upon redemption or exchange (or purchase) into Pilgrim General Money Market Shares. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between dealers and the Distributor, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

OTHER EXPENSES. In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with Pilgrim Investments. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

PURCHASING SHARES

The Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000.00 ($250.00 for IRA's). The minimum initial investment in the Fund is $1,000 ($250 for IRAs), and the minimum for additional investment in the Fund is $100.

The Fund and the Distributor reserve the right to reject any purchase order. Please note cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. Pilgrim Investments reserves the right to waive minimum investment amounts.

PRICE OF SHARES. Purchase, sale and exchange orders are effected at NAV for the respective class of shares of the Fund, determined after the order is received by the Transfer Agent or Distributor, plus any applicable sales charge (Public Offering Price).

Purchases of each class of the Fund's shares are effected at that Fund's Public Offering Price determined after a purchase order has been received in proper form. In the case of an investment by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. A shareholder who purchases by wire must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange, (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

DETERMINATION OF NET ASSET VALUE. The NAV of each class of the Fund's shares will be determined daily as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. New York City time) on each day that it is open for business. Each class' NAV represents that class' pro rata share of that Fund's net assets as adjusted for any class specific expenses (such as fees under a Rule 12b-1 plan), and divided by that class' outstanding shares. In general, the value of the Fund's assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. The NAV per share of each class of the Fund will fluctuate in response to changes in market conditions and other factors. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. In other cases, securities are valued at their fair value as determined in good faith by the Board of Directors, although the actual calculations will be made by persons acting under the supervision of the Board. For information on valuing foreign securities, see the Fund's Statement of Additional Information.

PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, contact the Shareholder Servicing Agent at (800) 992-0180.

RETIREMENT PLANS. The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. Also available are prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. Investors Fiduciary Trust Company (`IFTC') acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. IFTC currently receives a $12 custodian fee annually for the maintenance of such accounts.

TELEPHONE ORDERS. The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include: (i) recording telephone instructions for exchanges and expedited redemptions; (ii) requiring the caller to give certain specific identifying information; and (iii) providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone redemptions may be executed on all accounts other than retirement accounts.

EXCHANGE PRIVILEGES AND RESTRICTIONS

An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Shareholder Servicing Agent at (800) 992-0180. There is no specific limit on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. Pilgrim Investments reserves the right to prohibit excessive exchanges (more than four per year). Pilgrim Investments reserves the right, upon 60 days' prior notice, to restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged.

Shares of one class of the Fund may be exchanged for shares of that same class of any other open-end Pilgrim Fund other than Pilgrim General Money Market Shares (`Money Market'), at NAV without payment of any additional sales charge. If you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shares of the Fund that are not subject to a CDSC may be exchanged for shares of Money Market, and shares of Money Market acquired in the exchange may subsequently be exchanged for shares of an open-end Pilgrim Fund of the same class as the original shares acquired. Shares of the Fund that are subject to a CDSC may be redeemed to purchase shares of Money Market upon payment of the CDSC. Shareholders exercising the exchange privilege with any other open-end Pilgrim Fund should carefully review the prospectus of that Fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of the Fund being acquired may be legally sold.

SYSTEMATIC EXCHANGE PRIVILEGE. With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end Pilgrim Fund. The exchange privilege may be modified at any time or terminated upon 60 days written notice to shareholders.

HOW TO REDEEM SHARES

Shares of the Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.

SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount in excess of $100 made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. During the withdrawal period, you may purchase additional shares for deposit to your account if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200 whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A, B or C shares.

The number of full and fractional shares equal in value to the amount of the payment will be redeemed at NAV (less any applicable CDSC). Such redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. To establish a systematic cash withdrawal, please complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application.

You may change the amount, frequency and payee, or terminate this plan by giving written notice to the Transfer Agent. As shares of the Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by you or the relevant Fund.

PAYMENTS. Payment to shareholders for shares redeemed or repurchased ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share. The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

                             MANAGEMENT OF THE FUND

INVESTMENT MANAGER. Pilgrim Investments has overall responsibility for the management of the Fund. The Fund and Pilgrim Investments have entered into an agreement that requires Pilgrim Investments to provide or oversee all investment advisory and portfolio management services for the Fund. The agreement also requires Pilgrim Investments to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Pilgrim Investments provides the Fund with office space, equipment and personnel necessary to administer the Fund. Each agreement with Pilgrim Investments can be canceled by the Board of Directors of the Fund upon 60 days written notice. Organized in December 1994, Pilgrim Investments is registered as an investment adviser with the Securities and Exchange Commission. Pilgrim Investments acquired certain assets of the previous adviser to the Fund in a transaction that closed on April 7, 1995. Pilgrim Investments bears its expenses of providing the services described above. Investment Management fees are computed and accrued daily and paid monthly.

PARENT COMPANY AND DISTRIBUTOR. Pilgrim Investments and Pilgrim Securities, Inc. (Distributor), the Fund's principal underwriter, are indirect, wholly owned subsidiaries of Pilgrim America Capital Corporation (NYSE: PFX). Through its subsidiaries, Pilgrim America Capital Corporation engages in the financial services business, focusing on providing investment advisory, administrative and distribution services to open-end and closed-end investment companies and private accounts.

DISTRIBUTOR. In addition to providing for the expenses discussed above, the Rule 12b-1 Plan also recognizes that Pilgrim Investments may use its investment management fees or other resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's shares. The Distributor will, from time to time, pay to Authorized Dealers in connection with the sale or distribution of shares of the Fund material compensation, which includes, but is not limited to, cash, merchandise, trips and financial assistance in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund or other open-end Pilgrim Funds and/or events sponsored by Authorized Dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Fund over specified periods and to certain other factors. Salespersons and any other person entitled to receive any compensation for selling or servicing Fund shares may receive different compensation with respect to one particular class of shares over another in the Fund.

SHAREHOLDER SERVICING AGENT. Pilgrim Group, Inc. serves as Shareholder Servicing Agent for the Fund. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. The Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

PORTFOLIO TRANSACTIONS. Pilgrim Investments will place orders to execute securities transactions that are designed to implement the Fund's investment objectives and policies. Pilgrim Investments will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks (`brokers') that provide `best execution' of these orders. In placing purchase and sale transactions, Pilgrim Investments may consider brokerage and research services provided by a broker to Pilgrim Investments or its affiliates, and the Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if Pilgrim Investments determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, Pilgrim Investments may place securities transactions with brokers that provide certain services to the Fund. Pilgrim Investments also may consider a broker's sale of Fund shares if Pilgrim Investments is satisfied that the Fund would receive best execution of the transaction from that broker.

                        DIVIDENDS, DISTRIBUTIONS & TAXES

DIVIDENDS AND DISTRIBUTIONS. Pilgrim High Yield Fund has a policy of paying monthly dividends from its net investment income, and paying capital gains, if any, annually. Dividends and distributions will be determined on a class basis.

Any dividends and distributions paid by the Fund will be automatically reinvested in additional shares of the respective class of that Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment. You may, upon written request or by completing the appropriate section of the Account Application in this Proxy Statement/Prospectus, elect to have all dividends and other distributions paid on a Class A, B, C or Q account in the Fund invested into a Pilgrim Fund which offers Class A, B, C or Q shares. Both accounts must be of the same class.

FEDERAL TAXES. Dividends paid out of the Fund's investment company taxable income (including dividends, interest and short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends will be taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares.

All dividends and capital gains are taxable whether they are reinvested or received in cash, unless you are exempt from taxation or entitled to tax deferral. Dividends declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Upon the sale or other disposition of shares of the Fund, a shareholder may realize a gain or loss which will be a capital gain or loss if the shares are held as a capital asset and, if so, may be eligible for reduced federal tax rates, depending on the shareholder's holding period for the shares.

This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Fund's Statement of Additional Information and your tax adviser for further information.

                              YEAR 2000 COMPLIANCE

Like other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Year 2000 Problem could have a negative impact on handling securities trades, payment of interest and dividends, pricing, and account services. Pilgrim Investments is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. It is not anticipated that the Funds will directly bear any material costs associated with Pilgrim Investments and the Fund's other service providers efforts to become Year 2000 compliant. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund nor can there be any assurance that the Year 2000 Problem will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies, generally.

                FINANCIAL HIGHLIGHTS FOR PILGRIM HIGH YIELD FUND

                 For a Share Outstanding Throughout Each Period

The following table presents condensed financial information about the Pilgrim High Yield Fund. The table presents historical information based upon a share outstanding through the Fund's fiscal year. This information has been derived from the financial statements that are in the Fund's Annual Report dated as of June 30, 1998 and the Semi-annual report dated as of December 31, 1998 which is unaudited. Further information about the Fund's performance is contained in the Fund's Annual and Semi-annual Reports, which may be obtained without charge. For the fiscal years ended June 30, 1998, 1997, and 1996 and the eight- month period ended June 30, 1995, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ending prior to November 1, 1994, the financial information was audited by another independent auditor.

                                                                          CLASS A
                                    -------------------------------------------------------------------------------
                                      SIX MONTHS                                EIGHT MONTHS
                                         ENDED             YEAR ENDED JUNE 30,     ENDED     YEAR ENDED OCTOBER 31,
                                      DECEMBER 31    ---------------------------  JUNE 30,   ----------------------
                                    1998 (UNAUDITED)  1998      1997     1996   1995(a)(b)      1994        1993
                                    ---------------   ----      ----     ----   ----------      ----        ----
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period   $  6.94      $   6.80  $   6.36  $  6.15   $  5.95      $  6.47     $  5.77
Income (loss) from investment
 operations:
 Net investment income                    0.29          0.61      0.61     0.59      0.35         0.54        0.53
 Net realized and unrealized
  gain (loss) on investments             (0.74)         0.16      0.43     0.16      0.21        (0.51)       0.70
                                       -------      --------   -------  -------   -------      -------     -------
  Total from investment operation        (0.45)         0.77      1.04     0.75      0.56         0.03        1.23
                                       -------     --------   -------  -------   -------      -------     -------
Less distributions from:
 Net investment income                    0.29         0.63      0.60     0.54      0.36         0.55        0.53
 Distributions in excess of
  net investment income                   0.03           --        --       --        --           --          --
                                       -------     --------   -------  -------   -------      -------     -------
  Total distributions                     0.32         0.63      0.60     0.54      0.36         0.55        0.53
                                       -------     --------   -------  -------   -------      -------     -------
Net asset value, end of period         $  6.17     $   6.94   $  6.80  $  6.36   $  6.15      $  5.95     $  6.47
                                       =======     ========   =======  =======   =======      =======     =======
TOTAL RETURN(d)                          (6.48)%      11.71%    17.14%   12.72%     9.77%        0.47%      22.12%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)    $ 127,392     $102,424   $35,940  $18,691   $15,950      $16,046     $18,797
Ratios to average net assets:
 Expenses(e)(f)(g)(h)(i)                  1.00%(j)    1.00%     1.00%    1.00%     2.25%(j)     2.00%       2.02%
 Net investment income(e)(f)(g)(h)(i)     9.28%(j)    9.05%     9.54%    9.46%     8.84%(j)     8.73%       8.36%
Portfolio turnover rate                     70%        209%      394%     399%      166%         192%        116%

                                                      CLASS B
                                         --------------------------------
                                       SIX MONTHS                            JULY 17,
                                          ENDED        YEAR ENDED JUNE 30,  1995(c) TO
                                       DECEMBER 31     -------------------   JUNE 30,
                                     1998 (UNAUDITED)    1998       1997       1996
                                     ---------------     ----       ----       ----
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period    $   6.92     $   6.78    $  6.36     $ 6.20
Income (loss) from investment
 operations:
 Net investment income                      0.23         0.58       0.57       0.48
 Net realized and unrealized
  gain (loss) on investments               (0.74)         0.14       0.41       0.14
                                        --------     --------    -------     ------
  Total from investment operation          (0.51)         0.72       0.98       0.62
                                        --------     --------    -------     ------
Less distributions from:
 Net investment income                      0.23         0.58       0.56       0.46
 Distributions in excess of
  net investment income                     0.02           --         --         --
                                        --------     --------    -------     ------
  Total distributions                       0.25         0.58       0.56       0.46
                                        --------     --------    -------     ------
Net asset value, end of period          $   6.16     $   6.92    $  6.78     $ 6.36
                                        ========     ========    =======     ======
TOTAL RETURN(d)                            (6.76)%      10.90%     16.04%     10.37%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)       $233,916     $154,303    $40,225     $2,374
Ratios to average net assets:
 Expenses(e)(f)(g)(h)(i)                    1.75%        1.75%      1.75%      1.75%(j)
 Net investment income(e)(f)(g)(h)(i)       8.53%        8.30%      8.64%      9.02%(j)
Portfolio turnover rate                       70%         209%       394%       339%

----------
Footnotes on next page

(a) Pilgrim Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.

(b)  Effective November 1, 1994, High Yield Fund changed its year end to
     June 30.

(c)  Commencement of offering of shares.

(d) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1998, the ratios of expenses to average net assets were 1.17%, 1.92% and 1.67% and the ratios of net investment income to average net assets were 8.88%, 8.13% and 8.38% for Class A, B and M shares, respectively.

(f) Prior to the waiver and reimbursement of expenses for the year ended June 30, 1997, the ratios of expenses to average net assets were 1.42%, 2.17% and 1.92% and the ratios of net investment income to average net assets were 9.09%, 8.18% and 8.47% for Class A, B and M shares, respectively.

(g) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the ratios of expenses to average net assets were 2.19%, 2.94% (j) and 2.69% (j), and the ratios of net investment income to average net assets were 8.27%, 8.05% (j) and 8.51% (j), for Class A, B and M shares, respectively.

(h) Prior to the waiver of expenses, the ratio of expenses to average net assets was 2.35% (j) in 1995 and 2.07% in 1994 for Class A shares. Prior to the waiver of expenses, the ratio of net investment income to average net assets was 8.74% (j) in 1995 and 8.66% in 1994 for Class A shares.

(i) Prior to the waiver and reimbursement of expenses for the period ended December 31, 1998, the ratios of expenses to average net assets were 1.12%, 1.87% and 1.62% and the ratios of net investment income to average net assets were 9.16%, 8.41% and 8.66% for Class A, B and M shares, respectively.

(j)  Annualized.

                                 APPENDIX C

                    SUMMARY DESCRIPTION OF BOND RATINGS

     The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators `+,' no character, and `+' to its rating categories. The indicators show relative standing within the major rating categories.

     The following are excerpts from Moody's description of its bond ratings:
Ba-- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa-- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca --speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category.

                                 APPENDIX D

Subject to shareholder approval, the following Nicholas-Applegate Mutual Funds will become part of the Pilgrim family of funds, and each is expected to continue to offer Class A, Class B, Class C and Class Q shares:

International Core Growth Fund*
Worldwide Growth Fund*
International Small Cap Growth Fund*
Emerging Countries Fund*
Large Cap Growth Fund*
Mid Cap Growth Fund*
Small Cap Growth Fund*
Convertible Fund
Balanced Growth Fund
High Quality Bond Fund

----------
* Subject to shareholder approval, Nicholas-Applegate Capital Management will serve as sub-adviser for the indicated Funds.

The following is a list of the current Pilgrim mutual funds and the classes of shares that are currently offered by each fund or are expected to be offered at or shortly after the Reorganization:

                                                  Classes Offered
                                                  ---------------
Pilgrim MagnaCap Fund                               A, B, C and M
Pilgrim LargeCap Leaders Fund                       A, B, C and M
Pilgrim MidCap Value Fund                           A, B, C and M
Pilgrim Bank and Thrift Fund                        A and B
Pilgrim Asia-Pacific Equity Fund                    A, B and M
Pilgrim High Yield Fund                             A, B, C, M and Q
Pilgrim Government Securities Income Fund           A, B, C and M

                                   APPENDIX E

     As of March 1, 1999, the following persons owned  beneficially or of record
5%  or   more  of  the   outstanding   shares   of  the   specified   class   of
Nicholas-Applegate High Yield Bond Fund:


                             [TABLE TO BE PROVIDED]






     As of March 1, 1999, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified class of Pilgrim High Yield Fund:



                             [TABLE TO BE PROVIDED]

                     NICHOLAS-APPLEGATE HIGH YIELD BOND FUND

           PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON MAY 21, 1999 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) E. Blake Moore, Jr. and Charles H. Field, Jr. or any one or more of them, proxies, with full power of substitution, to vote all shares of the Nicholas-Applegate High Yield Bond Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 600 West Broadway, San Diego, California 92101, on May 21, 1999 at 9:00 a.m., and at any adjournment thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all or substantially all of the assets of Nicholas-Applegate High Yield Bond Fund by the Pilgrim High Yield Fund, in exchange for shares of common stock of Pilgrim High Yield Fund and the assumption by Pilgrim High Yield Fund of all of the liabilities of Nicholas-Applegate High Yield Bond Fund

For [ ]    Against [ ]   Abstain [ ]

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.


-------------------------------             -------------------
Signature                                   Date


-------------------------------             -------------------
Signature (if held jointly)                 Date

                                     PART B

                     PILGRIM AMERICA INVESTMENT FUNDS, INC.

--------------------------------------------------------------------------------

                       Statement of Additional Information
                                 March __, 1999

--------------------------------------------------------------------------------

Acquisition of the Assets of Nicholas-        By and in Exchange for Shares of
Applegate High Yield Bond Fund (a Series      Pilgrim High Yield Fund (a Series
of Nicholas-Applegate Mutual Funds)           of Pilgrim Investment Funds, Inc.)
600 West Broadway                             40 North Central Avenue
San Diego, California 92101                   Phoenix, Arizona 85004

This Statement of Additional Information is available to the Shareholders of Nicholas-Applegate High Yield Bond Fund, a series of Nicholas-Applegate Mutual Funds, in connection with a proposed transaction whereby Pilgrim High Yield Fund, a series of Pilgrim Investment Funds, Inc., will acquire all or substantially all of the assets of Nicholas-Applegate High Yield Bond Fund, in exchange for shares of Pilgrim High Yield Fund and the assumption by Pilgrim High Yield Fund of the Nicholas-Applegate High Yield Bond Fund's liabilities.

This Statement of Additional Information of Pilgrim Investment Funds, Inc. consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

(1) The Statement of Additional Information of Pilgrim High Yield Fund dated November 1, 1998, containing financial statements of the Fund for the fiscal year ended June 30, 1998, as filed on November 6, 1998;

(2) Financial statements included in the December 31, 1998 Semi-Annual Report of Pilgrim High Yield Fund, as filed on March __, 1999;

(3) The Statement of Additional Information for Class A, Class B and Class C Shares of Nicholas-Applegate Mutual Funds dated July 24, 1998, as filed on August 31, 1998;

(4) The Statement of Additional Information for Class Q Shares of Nicholas-Applegate Mutual Funds dated July 24, 1998, as filed on August 31, 1998;

(5) Financial statements included in the September 30, 1998 Semi-Annual Report for Class A, Class B and Class C shares of Nicholas-Applegate High Yield Bond Fund, as filed on December 3, 1998; and

(6) Financial statements included in the September 30, 1998 Semi-Annual Report for Class Q shares of Nicholas-Applegate High Yield Bond Fund, as filed on December 3, 1998.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated March __, 1999 relating to the reorganization of Nicholas-Applegate High Yield Bond Fund may be obtained by writing to Pilgrim America at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 or calling NAMF at (800) 992-0180. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                        PRO FORMA FINANCIAL STATEMENTS

Notes to Pro Forma Financial Statements (Unaudited)

1. Basis of Combination

The pro forma combined financial statements reflect the combined financial position of the Pilgrim High Yield Fund and the Nicholas-Applegate High Yield Bond Fund as of December 31, 1998 and the pro forma combined results of operations for the year ended December 31, 1998 for the Pilgrim High Yield Fund and the period from April 1, 1998 (commencement of operations) to December 31, 1998 for the Nicholas-Applegate High Yield Bond Fund as though the reorganization had occurred on January 1, 1998.

The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of how the pro forma combined financial statements would have appeared had the reorganization actually occurred.

The Pro Forma Combined Portfolio of Investments, Statement of Assets and Liabilities, and Statement of Operations should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of the Nicholas-Applegate High Yield Bond Fund in exchange for shares of the Pilgrim High Yield Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity.

The pro forma statements do not reflect the expenses of either fund in carrying out the obligations under the proposed Agreement and Plan of Reorganization as such expenses will be borne by the advisor.

2. Pro Forma Combined Portfolio of Investments

Securities held by the two funds have been combined in the accompanying Combined Portfolio of Investments. Securities are stated at market value. Historical cost amounts represent the combined cost basis of the securities.

3. Pro Forma Statement of Assets and Liabilities

Shares outstanding have been adjusted to reflect the conversion of the Nicholas-Applegate High Yield Bond Fund into Pilgrim High Yield Fund shares based upon the net asset value of the Pilgrim High Yield Fund at December 31, 1998. Prior to the reorganization, it is expected that all Class I shares of the Nicholas-Applegate High Yield Bond Fund will be redeemed and there will be no Class I in the surviving entity.

4. Pro Forma Statements of Operations

The Pro Forma Statement of Operations combines income and expenses of the Pilgrim High Yield Fund for the year ended December 31, 1998 and for the nine month period ended December 31, 1998 for the Nicholas-Applegate High Yield Bond Fund. It is anticipated that after the reorganization the surviving entity's expense ratio will be reduced by approximately 0.01% due to the large increase in net assets.

         PILGRIM HIGH YIELD FUND AND NICHOLAS-APPLEGATE HIGH YIELD BOND
                  PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1998 (UNAUDITED)

                  CORPORATE BONDS: 89.9%

                                                                                                        COMBINED
                                                                           PILGRIM         NACM           TOTAL
Principal                                                                   MARKET         MARKET         MARKET
Amount                                                                      VALUE          VALUE          VALUE
------                                                                     -------         -----          -----
                  AEROSPACE: 0.9%
$ 4,000,000 (a)   BE Aerospace, 9.500%, due 11/01/2008                    $4,240,000     $       --     $4,240,000
                                                                          ----------     ----------     ----------
                  AIR FREIGHT: 0.6%
  1,500,000 (a)   Atlas Air, Inc., 9.375%, due 11/15/2006                         --      1,524,375      1,524,375
  1,500,000       Atlas Air, Inc., 9.250%, due 04/15/2008                         --      1,494,375      1,494,375
                                                                          ----------     ----------     ----------
                                                                                  --      3,018,750      3,018,750
                                                                          ----------     ----------     ----------
                  AIRLINES: 0.6%
  1,000,000       Trans World Airlines, Inc., 11.500%, due 12/15/2004             --        856,250        856,250
  1,500,000       Trans World Airlines, Inc., 12.000%, due 04/01/2002             --      1,365,000      1,365,000
  1,000,000       Trans World Airlines, Inc., 11.375%, due 03/01/2006             --        821,250        821,250
                                                                          ----------     ----------     ----------
                                                                                  --      3,042,500      3,042,500
                                                                          ----------     ----------     ----------
                  APPAREL: 0.3%
  1,400,000       Tuesday Morning Series B, 11.000%, due 12/15/2007               --      1,365,000      1,365,000
                                                                          ----------     ----------     ----------
                  AUTOMOTIVE:  3.8%
  4,000,000 (a)   Breed Technology, 9.250%, due 04/15/2008                 3,530,000             --      3,530,000
  5,000,000       Hayes Lemmerz International, Inc., 8.250%,
                    due 12/15/2008                                         5,000,000             --      5,000,000
  3,000,000 (a)   JH Heafner Co., 10.000%, due 05/15/2008                  3,037,500             --      3,037,500
  6,500,000       JH Heafner Co., 10.000%, due 05/15/2008                  6,581,250             --      6,581,250
                                                                          ----------     ----------     ----------
                                                                          18,148,750             --     18,148,750
                                                                          ----------     ----------     ----------
                  BROADCASTING: 5.7%
  1,500,000       Avalon Cable Holdings, LLC, 11.875%, due 12/01/2008             --        838,125        838,125
  2,000,000       CD Radio, Inc., 15.000%, due 12/01/2007                         --      1,197,500      1,197,500
  2,250,000       Echostar Communications Corp., 12.875%, due 06/01/2004          --      2,309,062      2,309,062
  2,500,000       Fox Family Worldwide, Inc., 10.250%, due 11/01/2007             --      1,590,625      1,590,625
  8,750,000       Fox Family Worldwide, Inc., 9.250%, due 11/01/2007       6,930,000      1,728,125      8,658,125
  1,450,000       Fox Liberty Networks LLC, 8.875%, due 08/15/2007                --      1,479,000      1,479,000
  7,000,000 (a)   Pegasus Communications, 9.750%, due 12/01/2006           7,026,250             --      7,026,250
  3,000,000 (a)   Salem Communications, 9.500%, due 10/01/2007             3,056,250             --      3,056,250
  1,300,000       Source Media, Inc., 12.000%, due 11/01/2004                     --      1,014,000      1,014,000
                                                                          ----------     ----------     ----------
                                                                          17,012,500     10,156,437     27,168,937
                                                                          ----------     ----------     ----------
                  BUILDING MATERIALS 0.6%
  3,000,000       Republic Group, 9.500%, due 07/15/2008                   2,932,500             --      2,932,500
                                                                          ----------     ----------     ----------
                  BUSINESS SERVICES 0.2%
  1,500,000 (a)   American Business Information, 9.500%, due 06/15/2008    1,132,500             --      1,132,500
                                                                          ----------     ----------     ----------
                  CATALOG RETAILING:  0.4%
  2,000,000       Shop At Home, Inc., 11.000%, due 04/01/2005                     --      2,040,000      2,040,000
                                                                          ----------     ----------     ----------
                  COMMUNICATIONS:  18.5%
    500,000       AMSC Acquisition Company, Inc. Series B, 12.250%,
                    due 04/01/2008                                                --        318,750        318,750
  2,000,000 (a)   CCPR Services, Inc., 10.000%, due 02/01/2007             1,930,000             --      1,930,000
  2,100,000       Colt Telecom Group, PLC, 12.000%, due 12/15/2006                --      1,745,625      1,745,625
  1,000,000       Convergent Communications, 13.000%, due 04/01/2008         500,000             --        500,000
  1,800,000       Crown Castle International Corp., 10.625%,
                    due 11/15/2007                                                --      1,248,750      1,248,750

                                                                                                        COMBINED
                                                                           PILGRIM         NACM           TOTAL
   Principal                                                                MARKET         MARKET         MARKET
    Amount                                                                  VALUE          VALUE          VALUE
    ------                                                                 -------        ------          ------
  3,000,000 (a)   Dobson Wireline, 12.500%, due 06/15/2008                 2,767,500             --      2,767,500
  1,000,000 (a)   East Telecom Group PLC, 11.875%, due 12/01/2008                 --      1,017,500      1,017,500
  1,725,000       Global Telesystems Group, Inc., 9.875%, due 02/15/2005          --      1,640,906      1,640,906
  8,000,000       Globix Corp., 13.000%, due 05/01/2005                    6,700,000             --      6,700,000
  2,000,000       ICG Holdings, Inc., 13.500%, due 09/15/2005                     --      1,660,000      1,660,000
  1,375,000       IDT Corp, 8.750%, due 02/15/2006                                --      1,268,438      1,268,438
  4,000,000       Iridium LLC, 10.875%, due 07/15/2005                     3,315,000             --      3,315,000
  6,000,000 (a)   Metromedia Fiber, 10.000%, due 11/15/2008                6,217,500             --      6,217,500
  1,750,000 (a)   Metromedia Fiber, 10.000%, due 11/15/2008                       --      1,809,063      1,809,063
  6,000,000 (a)   MGC Communications, Inc., 13.000%, due 10/01/2004        3,990,000             --      3,990,000
  7,000,000 (a)   Nextlink Communications, 10.750%, due 11/15/2008         7,192,500             --      7,192,500
  7,000,000       Northeast Optic Network, 12.750%, due 08/15/2008         6,903,750             --      6,903,750
  1,300,000       Northeast Optic Network, 12.750%, due 08/15/2008                --      1,278,875      1,278,875
  2,000,000       Orbcomm Global LP, Series B, 14.000%, due 08/15/2004            --      2,070,000      2,070,000
  4,000,000 (a)   Paging Network, 10.000%, due 10/15/2008                  3,900,000             --      3,900,000
  2,000,000       Pathnet, Inc., 12.250%, due 04/15/2008                   1,400,000             --      1,400,000
  3,000,000       Phonetel Technologies, 12.000%, due 12/15/2006           1,230,000             --      1,230,000
    500,000       Pinnacle Holdings, Inc., 10.000%, due 03/15/2008                --        291,875        291,875
  4,000,000 (a)   Rogers Cantel, Inc., 8.300%, due 10/01/2007              6,000,000             --      6,000,000
  6,000,000 (a)   RSL Communications, 10.500%, due 11/15/2008              3,890,000             --      3,890,000
  2,000,000 (a)   Spectrasite Holdings, Inc., 12.000%, due 07/15/2008             --      1,060,000      1,060,000
    400,000       Telesystem International Wireless Series B, 13.250%,
                    due 06/30/2007                                                --        180,000        180,000
  6,000,000       Teligent, Inc., 11.500%, due 12/01/2007                  5,640,000             --      5,640,000
  1,100,000       Teligent, Inc., 11.500%, due 12/01/2007                         --      1,031,250      1,031,250
  1,700,000       Viatel, Inc., 11.250%, due 04/15/2008                           --      1,691,500      1,691,500
  1,800,000       Winstar Communications, Inc., 14.500%, due 10/15/2005           --      1,989,000      1,989,000
  1,800,000       Winstar Communications, Inc., 15.000%, due 03/01/2007           --      1,939,500      1,939,500
  6,000,000       Winstar Communications, Inc., 10.000%, due 03/15/2008    5,160,000             --      5,160,000
                                                                          ----------     ----------     ----------
                                                                          66,736,250     22,241,032     88,977,282
                                                                          ----------     ----------     ----------
                  COMPUTER SERVICES: 0.4%
    575,000       Unisys Corp., 11.750%, due 10/15/2004                           --        667,719        667,719
  1,050,000       Unisys Corp., 12.000%, due 04/15/2003                           --      1,176,000      1,176,000
                                                                          ----------     ----------     ----------
                                                                                  --      1,843,719      1,843,719
                                                                          ----------     ----------     ----------
                  COMPUTERS/OFFICE AUTOMATION: 0.4%
  2,000,000       Apple Computer, Inc., 6.500%, due 02/15/2004                    --      1,855,000      1,855,000
                                                                          ----------     ----------     ----------
                  CONSTRUCTION - RESIDENTIAL: 0.1%
    345,000       K Hovnanian Enterprises, Inc., 11.250%, due 04/15/2002          --        352,331        352,331
                                                                          ----------     ----------     ----------
                  CONSUMER DURABLES: 2.3%
  7,000,000 (a)   Carson, Inc., 10.375%, due 11/01/2007                    5,250,000             --      5,250,000
  7,000,000       Samsonite Corp., 10.750%, due 06/15/2008                 5,950,000             --      5,950,000
                                                                          ----------     ----------     ----------
                                                                          11,200,000             --     11,200,000
                                                                          ----------     ----------     ----------
                  CONSUMER ELECTRONICS: 0.3%
  1,500,000 (a)   Salton/Maxim Housewares, 10.750%, due 12/15/2005                --      1,494,375      1,494,375
                                                                          ----------     ----------     ----------

                  EDUCATION: 0.4%
  2,000,000       La Petite Acadamy, 10.000%, due 05/15/2008               1,980,000             --      1,980,000
                                                                          ----------     ----------     ----------

                                                                                                        COMBINED
                                                                           PILGRIM         NACM           TOTAL
   Principal                                                                MARKET         MARKET         MARKET
    Amount                                                                  VALUE          VALUE          VALUE
    ------                                                                 -------        ------          ------
                  ENTERTAINMENT: 4.4%
  2,088,000       Ascent Entertainment Group, 11.875%, due 12/15/2004             --      1,255,410      1,255,410
    900,000       Hollywood Entertainment Corp. Series B, 10.625%,
                    due 08/15/2004                                                --        915,750        915,750
  1,500,000       Imax Corp., 7.875%, due 12/01/2005                              --      1,511,250      1,511,250
  7,000,000 (a)   Regal Cinemas, Inc., 9.500%, due 06/01/2008              7,297,500             --      7,297,500
  1,650,000       SFX Entertainment, Inc. Series B, 9.125%,
                    due 02/01/2008                                                --      1,641,750      1,641,750
  1,250,000 (a)   SFX Entertainment, Inc., 9.125%, due 12/01/2008                 --      1,243,750      1,243,750
  9,000,000 (a)   Silver Cinemas, Inc., 10.500%, due 04/15/2005            6,390,000             --      6,390,000
    750,000       United Artist Theatre Series B, 9.750%, due 04/15/2008          --        718,125        718,125
                                                                          ----------     ----------     ----------
                                                                          13,687,500      7,286,035     20,973,535
                                                                          ----------     ----------     ----------
                  FINANCIAL: 2.5%
    400,000       Amresco, Inc., Series 98-A, 9.875%, due 03/15/2005              --        285,000        285,000
    650,000       CRIIMI MAE, Inc., 9.125%, due 12/01/2002                        --        409,500        409,500
  2,500,000 (a)   Emergent Group, 10.750%, due 09/15/2004                  1,112,500             --      1,112,500
  1,050,000       GS Escrow Corp., 6.750%, due 08/01/2001                         --      1,051,313      1,051,313
  5,000,000 (a)   GS Escrow Corp., 7.125%, due 08/01/2005                  4,993,750             --      4,993,750
    250,000       MCII Holdings (USA), Inc., 12.000%, due 11/15/2002              --        224,687        224,687
    900,000       Px Escrow Corp., 9.625%, due 02/01/2006                         --        497,250        497,250
  2,850,000       Resource America, Inc., 12.000%, due 08/01/2004                 --      2,344,125      2,344,125
  1,500,000       United Companies Financial, 8.375%, due 07/01/2005              --      1,215,000      1,215,000
                                                                          ----------     ----------     ----------
                                                                           6,106,250      6,026,875     12,133,125
                                                                          ----------     ----------     ----------
                  FOODS: 1.6%
  8,000,000 (a)   Imperial Holly Corp., 9.750%, due 12/15/2007             7,900,000             --      7,900,000
                                                                          ----------     ----------     ----------
                  GAMING: 4.3%
  3,000,000 (a)   Alliance Gaming Corp., 10.000%, due 08/01/2007           2,707,500             --      2,707,500
  8,000,000       Caesars World, 8.875%, due 05/15/2002                    8,040,000             --      8,040,000
    750,000       Hollywood Casino Corp. - Tunica, 12.750%,
                    due 11/01/2003                                                --        796,875        796,875
  3,000,000       Isle of Capri Capital Corp., 13.000%, due 08/31/2004     3,187,500             --      3,187,500
  1,000,000       Stations Casinos, 9.625%, due 06/01/2003                        --      1,036,250      1,036,250
  5,000,000 (a)   Stations Casinos, 8.875%, due 12/01/2008                 5,037,500             --      5,037,500
                                                                          ----------     ----------     ----------
                                                                          18,972,500      1,833,125     20,805,625
                                                                          ----------     ----------     ----------
                  HEALTH CARE: 0.7%
  2,000,000 (a)   Genesis Health, 9.875%, due 01/15/2009                   1,920,000             --      1,920,000
  1,500,000       Insight Health Services, Series B, 9.625%,
                    due 06/15/2008                                                --      1,451,250      1,451,250
                                                                          ----------     ----------     ----------
                                                                           1,920,000      1,451,250      3,371,250
                                                                          ----------     ----------     ----------
                  HOTELS: 1.2%
  6,000,000       HMH Properties, 7.875%, due 08/01/2008                   5,857,500             --      5,857,500
                                                                          ----------     ----------     ----------

                  HOUSEWARES: 1.3%
  6,000,000 (a)   Albecca, Inc., 10.750%, due 08/15/2008                   6,105,000             --      6,105,000
                                                                          ----------     ----------     ----------
                  INDUSTRIAL: 0.8%
  4,000,000 (a)   Aqua Chem, Inc., 11.250%, due 07/01/2008                 3,800,000             --      3,800,000
                                                                          ----------     ----------     ----------

                                                                                                        COMBINED
                                                                           PILGRIM         NACM           TOTAL
   Principal                                                                MARKET         MARKET         MARKET
    Amount                                                                  VALUE          VALUE          VALUE
    ------                                                                 -------        ------          ------
                  INTERNET SERVICES: 1.2%
  2,400,000 (a)   At Home Corp. CV, 0.525%, due 12/28/2018                        --      1,350,000      1,350,000
  1,500,000       Exodus Communications, 11.250%, due 07/01/2008                  --      1,507,500      1,507,500
  1,700,000       Globix Corp., 13.000%, due 05/01/2005                           --      1,419,500      1,419,500
  1,750,000       PSINet, Inc., Series B, 10.000%, due 02/15/2005                 --      1,728,125      1,728,125
                                                                          ----------     ----------     ----------
                                                                                  --      6,005,125      6,005,125
                                                                          ----------     ----------     ----------
                  LEISURE: 3.9%
 10,400,000 (a)   Bally Total Fitness Holdings, 9.875%, due 10/15/2007     8,802,500      1,368,500     10,171,000
  4,000,000 (a)   Bell Sports, Inc., 11.000%, due 08/15/2008               4,110,000             --      4,110,000
  3,000,000       Epic Resorts, LLC, 13.000%, due 06/15/2005               2,906,250             --      2,906,250
  2,000,000       Silverleaf Resorts, Inc., 10.500%, due 04/01/2008        1,725,000             --      1,725,000
                                                                          ----------     ----------     ----------
                                                                          17,543,750      1,368,500     18,912,250
                                                                          ----------     ----------     ----------
                  MACHINERY & EQUIPMENT: 2.1%
  1,250,000       United Rentals, Inc. Series B, 9.500%, due 06/01/2008           --      1,262,500      1,262,500
  5,000,000 (a)   United Rentals, Inc., 8.800%, due 08/15/2008             3,920,000        977,500      4,897,500
  4,000,000 (a)   United Rentals, Inc., 9.250%, due 01/15/2009             4,040,000             --      4,040,000
                                                                          ----------     ----------     ----------
                                                                           7,960,000      2,240,000     10,200,000
                                                                          ----------     ----------     ----------
                  MANUFACTURING: 1.6%
  9,000,000       Paragon Holdings, 9.625%, due 04/01/2008                 7,560,000             --      7,560,000
                                                                          ----------     ----------     ----------
                  MEDIA & ENTERTAINMENT: 3.8%
  3,000,000 (a)   Avalon Cable, 9.375%, due 12/01/2008                     3,060,000             --      3,060,000
  4,000,000 (a)   Classic Cable Inc., 9.875%, due 08/01/2008               4,170,000             --      4,170,000
  6,000,000 (a)   Coaxial Communications, 10.000%, due 08/15/2006          6,180,000             --      6,180,000
  5,000,000       Star Choice Communications, 13.000%, due 12/15/2005      4,975,000             --      4,975,000
                                                                          ----------     ----------     ----------
                                                                          18,385,000             --     18,385,000
                                                                          ----------     ----------     ----------
                  METALS & MINERALS: 0.8%
    750,000 (a)   Bulong Operations PTY, 12.500%, due 12/15/2008                  --        750,000        750,000
  5,000,000       Metal Management, 10.000%, due 05/15/2008                3,000,000             --      3,000,000
                                                                          ----------     ----------     ----------
                                                                           3,000,000        750,000      3,750,000
                                                                          ----------     ----------     ----------

                  MINES & MINERALS: 1.3%
  3,000,000 (a)   Anker Coal Group, 9.750%, due 10/01/2007                 1,650,000             --      1,650,000
  6,000,000 (a)   Lodestar Holdings, Inc., 11.500%, due 05/15/2005         4,650,000             --      4,650,000
                                                                          ----------     ----------     ----------
                                                                           6,300,000             --      6,300,000
                                                                          ----------     ----------     ----------
                  OIL WELL EQUIPMENT & SERVICES: 0.9%
  5,000,000       Eagle Geophysical, Inc., 10.750%, due 07/15/2008        4,200,000              --      4,200,000
                                                                          ----------     ----------     ----------
                  PAPER & FOREST PRODUCTS: 1.1%
    400,000       Indah Kiat International Finance, Series A,
                   11.375%, due 06/15/1999                                       --         355,000        355,000
  5,000,000       Stone Container Corp., 12.250%, due 04/01/2002          5,012,500              --      5,012,500
                                                                          ---------       ---------      ---------
                                                                          5,012,500         355,000      5,367,500
                                                                          ---------       ---------      ---------

                                                                                                        COMBINED
                                                                           PILGRIM         NACM           TOTAL
   Principal                                                                MARKET         MARKET         MARKET
    Amount                                                                  VALUE          VALUE          VALUE
    ------                                                                 -------        ------          ------
                  PHARMACEUTICALS: 1.9%
6,000,000 (a)     Biovail Corporation International, 10.875%,
                   due 11/15/2005                                           6,105,000            --     6,105,000
3,000,000 (a)     ICN Pharmaceutical, 8.750%, due 11/15/2008                3,030,000            --     3,030,000
                                                                            ---------     ---------     ---------
                                                                            9,135,000            --     9,135,000
                                                                            ---------     ---------     ---------
                  PLASTIC PRODUCTS: 1.0%
1,000,000         Indesco International, 9.750%, due 04/15/2008               935,000            --       935,000
4,000,000 (a)     Moll Industries, 10.500%, due 07/01/2008                  3,960,000            --     3,960,000
                                                                            ---------     ---------     ---------
                                                                            4,895,000            --     4,895,000
                                                                            ---------     ---------     ---------
                  POLLUTION CONTROL: 0.7%
3,500,000         Marsulex, Inc., 9.625%, due 07/01/2008                    3,591,875            --     3,591,875
                                                                            ---------     ---------     ---------
                  PRINTING: 1.5%
7,000,000 (a)     Premier Graphics, 11.500%, due 12/01/2005                 7,008,750            --     7,008,750
                                                                            ---------     ---------     ---------
                  PUBLISHING: 1.5%
  250,000         American Lawyer Media, Inc., Series B, 9.750%,
                   due 12/15/2007                                                  --       260,000       260,000
  750,000 (a)     Big Flower Press Holding, 8.625%, due 12/01/2008                 --       750,938       750,938
6,000,000 (a)     Primark Corp., 9.250%, due 12/15/2008                     6,015,000            --     6,015,000
                                                                            ---------     ---------     ---------
                                                                            6,015,000     1,010,938     7,025,938
                                                                            ---------     ---------     ---------
                  REAL ESTATE: 0.4%
 2,250,000        Bluegreen Corp., Series B, 10.500%,
                   due 04/01/2008                                                   --    2,041,875      2,041,875
                                                                            ----------    ---------     ----------
                  RESTAURANTS: 0.4%
 1,750,000        Foodmaker, Inc., 8.375%, due 04/15/2008                           --    1,756,562      1,756,562
                                                                            ----------    ---------     ----------
                  RETAIL: 9.7%
 6,000,000        Advance Stores Co., 10.250%, due 04/15/2008                6,090,000           --      6,090,000
 2,550,000        Amazon.Com, Inc., 10.000%, due 05/01/2008                         --    1,708,500      1,708,500
 5,000,000 (a)    Big 5 Corp., 10.875%, due 11/15/2007                       5,125,000           --      5,125,000
 6,000,000        Cluett American Corp., 10.125%, due 05/15/2008             5,700,000           --      5,700,000
   150,000        CompUSA, Inc., 9.500%, due 06/15/2000                             --      151,125        151,125
 8,000,000        CSK Auto, Inc., 11.000%, due 11/01/2006                    8,440,000           --      8,440,000
 1,249,000        Michaels Stores, Inc., 10.875%, due 06/15/2006                    --    1,323,940      1,323,940
 1,000,000        Musicland Group, Inc. Series B, 9.875%, due 03/15/2008            --      977,500        977,500
   750,000        Musicland Group, Inc., 9.000%, due 06/15/2003                     --      723,750        723,750
 4,000,000        Sonic Automotive, Inc., 11.000%, due 08/01/2008            3,885,000           --      3,885,000
 7,000,000        Tuesday Morning, 11.000%, due 12/15/2007                   6,842,500           --      6,842,500
   357,000        Twin Laboratories, Inc., 10.250%, due 05/15/2006                  --      381,097        381,097
 6,000,000 (a)    United Auto Group, 11.000%, due 07/15/2007                 5,280,000           --      5,280,000
                                                                            ----------    ---------     ----------
                                                                            41,362,500    5,265,912     46,628,412
                                                                            ----------    ---------     ----------

                                                                                                        COMBINED
                                                                           PILGRIM         NACM           TOTAL
   Principal                                                                MARKET         MARKET         MARKET
    Amount                                                                  VALUE          VALUE          VALUE
    ------                                                                 -------        ------          ------
                  SHIPPING: 0.6%
 1,675,000        Sea Containers, Series A, 12.500%, due 12/01/2004                 --    1,842,500      1,842,500
 2,999,700        Ermis Maritime Holdings Limited, 12.500%, due 03/15/2006     899,910           --        899,910
                                                                            ----------    ---------     ----------
                                                                               899,910    1,842,500      2,742,410
                                                                            ----------    ---------     ----------
                  STEEL: 0.6%
 3,000,000        Schuff Steel Co., 10.500%, due 06/01/2008                  2,670,000           --      2,670,000
                                                                            ----------    ---------     ----------
                  TEXTILE: 0.9%
 4,000,000        Westpoint Steven, 7.875%, due 06/15/2008                   4,110,000           --      4,110,000
                                                                            ----------    ---------     ----------
                  TRANSPORTATION: 1.7%
 5,000,000        Amtran, Inc., 9.625%, due 12/15/2005                       5,000,000           --      5,000,000
3,000,000 (a)     Atlas Air, Inc., 9.375%, due 11/15/2006                    3,056,250           --      3,056,250
                                                                            ----------    ---------     ----------
                                                                             8,056,250            --     8,056,250
                                                                           -----------   -----------   -----------
Total Corporate Bonds (Cost $364,175,066, $89,437,901,
and $453,612,967, respectively.)                                           345,436,785    86,642,841   432,079,626
                                                                           -----------   -----------   -----------

STOCK PURCHASE WARRANTS, COMMON AND PREFERRED STOCK: 1.3%

SHARES
------
                  BROADCASTING: 0.3%
14,045            Capstar Broadcasting Corp, 12.00%, PIK Preferred                  --     1,604,641     1,604,641
                                                                           -----------   -----------   -----------
                  COMMUNICATIONS: 0.0%
8,000 (a)         Bell Technology Group, Warrants                                   --            --            --
1,700             Bell Technology Group, Variable Rate Obligation                   --            17            17
4,000 (a)         Convergent Communications, Warrants                               --            --            --
2,000 (a)         MGC Communication                                             64,000            --        64,000
2,000 (a)         Pathnet, Inc., Warrants                                           --            --            --
                                                                           -----------   -----------   -----------
                                                                                64,000            17        64,017
                                                                           -----------   -----------   -----------
                  LEISURE: 0.0%
3,000 (a)         Epic Resorts, LLC, Warrants                                       --            --            --
                                                                           -----------   -----------   -----------
                  MEDIA & ENTERTAINMENT: 0.0%
115,800 (a)       Star Choice Communications, Warrants                              --            --            --
                                                                           -----------   -----------   -----------
                  RENTAL & LEASING: 0.5%
50,000 (a)        United Rentals Trust I, 6.50% Preferred                           --     2,406,250     2,406,250
                                                                           -----------   -----------   -----------
                  SHIPPING: 0.0%
2,727             Ermis Maritime Holdings Limited, Warrants                         --            --            --
                                                                           -----------   -----------   -----------

                                                                                                        COMBINED
                                                                           PILGRIM         NACM           TOTAL
                                                                            MARKET         MARKET         MARKET
    Shares                                                                  VALUE          VALUE          VALUE
    ------                                                                 -------        ------          ------
                  SPECIALTY RETAILING: 0.1%
 25,000           Musicland Stores Corp.                                            --       373,437       373,437
                                                                           -----------   -----------   -----------
                  TELECOMMUNICATIONS: 0.4%
    500           American Mobile, Variable Rate Obligation                         --         1,640         1,640
  7,500           Crown Castle International Corp.                                  --       176,250       176,250
150,000 (a)       Crown Castle International Corp., 12.75% Preferred                --     1,513,125     1,513,125
     70           Dobson Communications, Inc., 12.25%, PIK Preferred                --         6,288         6,288
  1,679           IXC Communications, Inc., Series B, 12.50%,
                    PIK Preferred                                                   --       171,656       171,656
    501           Viatel, Inc., Series A, 10.00%, PIK Preferred                     --        56,051        56,051
                                                                           -----------   -----------   -----------
                                                                                    --     1,925,010     1,925,010
                                                                           -----------   -----------   -----------
                    Total Stock Purchase Warrants, Common and
                    Preferred Stock (Cost $70,000, $5,650,789,
                    and $5,720,789, respectively.)                              64,000     6,309,355     6,373,355
                                                                           -----------   -----------   -----------
                SHORT-TERM INVESTMENTS: 5.8%

                COMMERCIAL PAPER: 5.8%
$ 19,100,000    General Electric Capital Corp., 5.000%,
                 due 01/04/1999                                             19,100,000            --    19,100,000
   1,029,000    Wisconsin Public Services, 4.950%,
                 due 01/04/1999                                                     --     1,029,000     1,029,000
   7,714,000    Merrill Lynch, 5.050%, due 01/04/1999                        7,714,000            --     7,714,000
                                                                           -----------   -----------   -----------

                   Total Short-Term Investments (Cost $26,802,795,
                     $1,028,576, and $27,831,371, respectively.)            26,814,000     1,029,000    27,843,000
                                                                           -----------   -----------   -----------

   TOTAL INVESTMENTS IN SECURITIES (COST $391,047,861,
        $96,117,266, AND $487,165,127, RESPECTIVELY.)   96.6%   372,314,785   98.9%   93,981,196   97.0%   466,295,981
   CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-NET    3.4%    13,133,085    1.1%    1,046,692    3.0%    14,179,777
                                                       -----   ------------  -----   -----------  -----   ------------
      TOTAL NET ASSETS                                 100.0%  $385,447,870  100.0%  $95,027,888  100.0%  $480,475,758
                                                       =====   ============  =====   ===========  =====   ============

----------
(a) Issues designated 144A.

--------------------------------------------------------------------------------
PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                PILGRIM             NACM
                                               HIGH YIELD        HIGH YIELD        PRO FORMA
                                                  FUND            BOND FUND         COMBINED
                                                  ----            ---------         --------
ASSETS:
Investments in securities at market
value (Cost $391,047,861 $96,117,266,
and $487,165,127 respectively)                $372,314,785      $ 93,981,196      $466,295,981
Cash                                             2,486,950               864         2,487,814
Receivables:
  Investment securities sold                            --                --                --
  Dividends and interest                         7,914,697         1,687,517         9,602,214
  Fund shares sold                               6,716,269           513,652         7,229,921
  Due from affiliate                                36,164                --            36,164
  Other                                                 --            18,604            18,604
Prepaid expenses                                    98,219               180            98,399
                                              ------------      ------------      ------------
     Total Assets                              389,567,084        96,202,013       485,769,097
                                              ------------      ------------      ------------
LIABILITIES:
Dividend payable                                        --           846,201           846,201
Payable for fund shares redeemed                 1,574,513           100,009         1,674,522
Payable to affiliate                                 2,961             4,024             6,985
Payable for investment securities purchased      2,468,000                --         2,468,000
Other accrued expenses and liabilities              73,740           223,891           297,631
                                              ------------      ------------      ------------
     Total Liabilities                           4,119,214         1,174,125         5,293,339
                                              ------------      ------------      ------------
NET ASSETS                                    $385,447,870      $ 95,027,888      $480,475,758
                                              ============      ============      ============
Net Assets consist of:
  Paid-in capital                             $428,102,143      $100,817,641      $528,919,784
  Undistributed (overdistributed) net
  investment income                                409,195          (324,992)           84,203
  Accumulated net realized losses
  on investments                               (24,319,187)       (3,328,691)      (27,647,878)
  Net unrealized depreciation of investments   (18,744,281)       (2,136,070)      (20,880,351)
                                              ------------      ------------      ------------
Net Assets                                    $385,447,870      $ 95,027,888      $480,475,758
                                              ============      ============      ============
CLASS A:
  Net assets                                  $127,391,677      $ 17,313,361      $144,705,038
  Shares authorized                             80,000,000         Unlimited        80,000,000
  Shares outstanding                            20,640,994         1,489,678        23,453,005
  Net asset value and redemption
    price per share                           $       6.17      $      11.62      $       6.17
  Maximum offering price per share(1)         $       6.48      $      12.20      $       6.48
CLASS B:
  Net assets                                  $233,916,497      $ 42,787,066      $276,703,563
  Shares authorized                             80,000,000         Unlimited        80,000,000
  Shares outstanding                            37,978,541         3,680,867        44,919,410
  Net asset value, redemption and offering
  price per share(2)                          $       6.16      $      11.62      $       6.16
CLASS C:
  Net assets                                           N/A      $ 20,161,834      $ 20,161,834
  Shares authorized                                    N/A         Unlimited         Unlimited
  Shares outstanding                                   N/A         1,733,990         3,273,025
  Net asset value and redemption price
    per share (2)                                      N/A      $      11.63      $       6.16
CLASS M:
  Net assets                                  $ 24,139,696              N/A      $ 24,139,696
  Shares authorized                             40,000,000              N/A        40,000,000
  Shares outstanding                             3,917,206              N/A         3,917,206
  Net asset value and redemption price
    per share                                 $       6.16              N/A      $       6.16
  Maximum offering price per share (3)        $       6.37              N/A      $       6.37
CLASS I: (4)
  Net assets                                          N/A      $  9,750,844      $  9,750,844
  Shares authorized                                   N/A         Unlimited               N/A
  Shares outstanding                                  N/A           791,304               N/A
  Net asset value and redemption price
    per share                                         N/A      $      12.32               N/A
CLASS Q:
  Net assets                                          N/A      $  5,014,783      $  5,014,783
  Shares authorized                                   N/A         Unlimited         Unlimited
  Shares outstanding                                  N/A           430,943           814,326
  Net asset value and redemption price
    per share (2)                                     N/A      $      11.64      $       6.16

----------
(1) Maximum offering price is computed at 100/95.25 of net asset value for Pilgrim High Yield Fund, and the Nicholas-Applegate High Yield Bond Fund.
(2) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.75 of net asset value for Pilgrim High Yield Fund.
(4) Pilgrim High Yield Fund will not be acquiring the assets of Class I. It is anticipated that prior to the reorganization date all Class I shares of the Nicholas-Applegate High Yield Bond Fund will be redeemed out by shareholders.

--------------------------------------------------------------------------------
PRO FORMA COMBINED STATEMENT OF OPERATIONS
For the periods ended December 31, 1998 (unaudited)
--------------------------------------------------------------------------------

                                PILGRIM           NACM HIGH
                             HIGH YIELD FUND    YIELD BOND FUND
                             TWELVE MONTHS        NINE MONTHS
                           ENDED DECEMBER 31,  ENDED DECEMBER 31,   PRO FORMA
                                 1998                1998           COMBINED
                              ------------      -----------       ------------
Investment Income:
Interest                      $ 26,692,906        $ 5,331,074     $ 32,023,980
Dividends                               --            299,033          299,033
                              ------------        -----------     ------------

Total investment income         26,692,906          5,630,107       32,323,013
                              ------------        -----------     ------------
EXPENSES:
Investment management fees       1,560,947            321,573        1,882,520
Distribution expenses
Class A Shares*                    488,730            292,227          780,957
Class B (Q) Shares               1,272,112                 --        1,272,112
Class M (C) Shares                 119,222                 --          119,222
Transfer agent and registrar
 fees                              317,712             13,594          331,306
Professional fees                   47,417            170,988          218,405
Reports to shareholders             93,191            112,297          205,488
Registration and filing fees       105,473             19,943          125,416
Recordkeeping and pricing fees      55,637             54,399          110,036
Custodian fees                      86,014             11,138           97,152
Administration fee                      --             55,340           55,340
Shareholder servicing fees          27,895                 --           27,895
Directors fees                      13,630              2,457           16,087
Miscellaneous                        5,811              3,846            9,657
                              ------------        -----------     ------------
Total expenses                   4,193,791          1,057,802        5,251,593
                              ------------        -----------     ------------
Less:
Waived and reimbursed fees        (305,712)          (271,918)        (577,630)
Earnings credits                   (56,197)                --          (56,197)
                              ------------        -----------     ------------
Net expenses                     3,831,882            785,884        4,617,766
                              ------------        -----------     ------------
Net investment income           22,861,024          4,844,223       27,705,247
                              ------------        -----------     ------------
REALIZED AND UNREALIZED
LOSSES FROM INVESTMENTS:
Net realized losses from
 investments                   (15,317,627)        (3,578,768)     (18,896,395)
Net change in unrealized
 depreciation of investments   (21,982,010)        (2,493,213)     (24,475,223)
                               -----------        ------------    ------------
Net loss from investments      (37,299,637)        (6,071,981)     (43,371,618)
                              ------------        -----------     ------------
Net decrease in net assets
resulting from operations     $(14,438,613)       $(1,227,758)    $(15,666,371)
                              ============        ===========     ============

* NACM shows the sum of all distribution fees in their financial statements

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

     Reference is made to Article VIII, Section 8 of the Registrant's By-Laws filed as Exhibit 2.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, a suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

       (1)(A)   Form of Articles of Restatement of Articles of Incorporation(1)

       (1)(B)   Form of Articles of Amendment(2)

       (2)      Form of Amended and Restated Bylaws(1)

       (3)      Not Applicable

       (4)      Form of Agreement and Plan of Reorganization(3)

       (5)      See Exhibits 1 and 2.

       (6)      Form of Investment Management Agreement - Pilgrim High Yield
                Fund(1)

       (7)(A)   Form of Underwriting Agreement(1)

       (7)(B)   Form of Selling Group Agreement(1)

       (8)      Not Applicable

       (9)(A)   Form of Custody Agreement(1)

       (9)(B)   Form of Recordkeeping Agreement(1)

       (10)(A)  Form of Service and Distribution Plan for Class A Shares(1)

       (10)(B)  Form of Service and Distribution Plan for Class B Shares

       (10)(C)  Form of Service and Distribution Plan for Class C Shares*

       (10)(D)  Form of Service and Distribution Plan for Class M Shares(1)

       (10)(E)  Form of Service and Distribution Plan for Class Q Shares*

       (11)     Opinion and Consent of Counsel

       (12) Opinion and Consent of Counsel supporting tax matters and consequences*

       (13)     Form of Shareholder Servicing Agreement(1)

       (14)     Consent of Independent Auditors

       (15)     Not Applicable

       (16)     Powers of Attorney

       (17)     Not Applicable

----------
     (1) Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A as filed on October 30, 1997.

     (2) Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A as filed on October 27, 1998.

     (3)  Filed herewith as Appendix "A" to the Proxy Statement/Prospectus.

     *    To be filed by amendment.


ITEM 17. UNDERTAKINGS

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix and State of Arizona on the 26th day of February, 1999.

                                   PILGRIM INVESTMENT FUNDS, INC.


                                   By: /s/ Robert W. Stallings
                                      -----------------------------
                                      Robert W. Stallings
                                      Chairman

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

     Signature                        Title                          Date
     ---------                        -----                          ----


/s/ Robert W. Stallings        Director and President          February 26, 1999
----------------------------   (Principal Executive Officer)
Robert W. Stallings


----------------------------   Director                        February 26, 1999
Mary A. Baldwin *


----------------------------   Director                        February 26, 1999
John P. Burke *


----------------------------   Director                        February 26, 1999
Al Burton *


----------------------------   Director                        February 26, 1999
Jock Patton *


----------------------------   Principal Financial Officer     February 26, 1999
Michael A. Roland*



* By: /s/ Robert W. Stallings
     ----------------------------
     Robert W. Stallings
     Attorney-in-Fact**

** Executed pursuant to powers of attorney filed herewith.

                                  Exhibit Index
                                  -------------

      Exhibit (10)(B)  Form of Service and Distribution Plan for Class B Shares

      Exhibit (11)     Opinion and Consent of Counsel

      Exhibit (14)     Consent of Independent Auditors

      Exhibit (16)     Powers of Attorney